As filed with the Securities and Exchange Commission on April 26, 2006.

Registration No. 33-36423

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND/OR

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

[Check appropriate box or boxes.]

Post-Effective Amendment No. 20

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

[Exact Name of Registrant as Specified in Charter]

2450 SOUTH SHORE BOULEVARD, SUITE 400

LEAGUE CITY, TEXAS 77573

[Address of Principal Executive Offices] [Zip Code]

Registrant’s Telephone Number, Including Area Code (281) 334-2469

TERESA E. AXELSON		GREGORY S. GARRISON
2450 SOUTH SHORE BOULEVARD	WITH COPY TO:	GREER, HERZ & ADAMS, L.L.P.
SUITE 400		ONE MOODY PLAZA
LEAGUE CITY, TEXAS 77573		GALVESTON, TEXAS 77550
[Name and Address of Agent for Service]

It is proposed that this filing will become effective (check appropriate box):

☐  75 days after filing pursuant to paragraph (a) Rule 485

☐  on (date) pursuant to paragraph (a)(2) of rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2006 pursuant to paragraph (b) of Rule 485

If appropriate, check the following box:

☐  this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ... Common Stock, par value $.01 per share.

American National Investment Accounts, Inc.

Currently comprised of the following portfolios:

American National Growth Portfolio
American National Equity Income Portfolio
American National Balanced Portfolio
American National Money Market Portfolio
American National Government Bond Portfolio
American National Small-Cap/Mid-Cap Portfolio
American National High Yield Bond Portfolio
American National International Stock Portfolio

Prospectus, May 1, 2006

Privacy Notice Enclosed

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You cannot purchase shares of these portfolios directly, but only through variable annuity and variable life insurance contracts issued by American National Insurance Company.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

Form 9427  Rev. 5-06

PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information — information about you that is not publicly available — we may collect, how we use it and how we protect your privacy.

Privacy Policy Highlights

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

• Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

• Information about transactions with us, our affiliates and third parties.

• Information from others such as credit reporting agencies, employers and federal and state agencies.

• Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

Sharing of nonpublic personal information

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

• affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

• other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

Confidentiality, security, and integrity

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Independent SM&R Representatives

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

Updating and Correcting Your Personal Account Information

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

Privacy Policy Changes

We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., American National Investment Accounts, Inc. and SM&R Investments, Inc., American National Insurance Company and Comprehensive Investment Services, Inc.

NOT PART OF THE PROSPECTUS

TABLE OF CONTENTS

FUND SUMMARY	1

American National Growth Portfolio	1

American National Equity Income Portfolio	3

American National Balanced Portfolio	5

American National Money Market Portfolio	7

American National Government Bond Portfolio	8

American National Small-Cap/Mid-Cap Portfolio	10

American National High Yield Bond Portfolio	12

American National International Stock Portfolio	14

PERFORMANCE	16

EXPENSES OF THE PORTFOLIOS	21

EXAMPLE OF PORTFOLIO EXPENSES	22

ADDITIONAL EXPLANATION OF RISK FACTORS	23

GENERAL	26

PRICING OF PORTFOLIO SHARES	29

TAXES	29

THE PORTFOLIOS AND THEIR MANAGEMENT	30

FINANCIAL HIGHLIGHTS	33

Growth Portfolio	34

Equity Income Portfolio	35

Balanced Portfolio	36

Money Market Portfolio	37

Government Bond Portfolio	38

Small-Cap/Mid-Cap Portfolio	39

High Yield Bond Portfolio	40

International Stock Portfolio	41

MANAGERS' LETTER TO SHAREHOLDERS

APPENDIX	A-1

Why Reading This Prospectus is Important To You

This prospectus explains the investment objectives, risks and strategies of each of the portfolios. Reading the prospectus will help you to decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

Fund Summary  American National Growth Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Growth Portfolio ("Growth Portfolio") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Portfolio normally invests at least 80% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Portfolio's investment advisor:

•  chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time

•  places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects include technology and healthcare.

On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

PRINCIPAL RISK FACTORS

The Growth Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the Growth Portfolio could underperform other investments. The principal risks of investing in the Growth Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

1

Fund Summary  American National Growth Portfolio

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have long-term investment goals (ten years or more)

•  are willing to accept higher short-term risk

•  want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate:

•  if you are investing with a shorter time horizon (less than ten years)

•  if you are uncomfortable with an investment that will go up and down in value

•  as your complete portfolio

2

Fund Summary  American National Equity Income Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Equity Income Portfolio ("Equity Income Portfolio") seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, normally invests at least 80% of the Equity Income Portfolio's assets in common stocks; this policy may not be changed without providing shareholders with at least sixty (60) days prior notice. This portfolio may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the portfolio will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

In selecting common and preferred stocks, the portfolio focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This portfolio's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology), referred to as "underweighting." As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

3

Fund Summary  American National Equity Income Portfolio

PRINCIPAL RISK FACTORS

The Equity Income Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. In addition, the Equity Income Portfolio could underperform other investments. The principal risks of investing in the Equity Income Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have medium-term investment goals (five years or more)

•  are comfortable with moderate to aggressive risk

•  are looking for a fund with both growth and income components

•  are seeking to participate in the equity market

•  are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing with a shorter-time horizon (less than five years)

•  are investing for maximum return

•  require a high degree of stability of your principal

4

Fund Summary  American National Balanced Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Balanced Portfolio ("Balanced Portfolio") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Portfolio's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks on certain growth and value considerations. A growth stock would include the stock of a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this portfolio are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements.

The Balanced Portfolio will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

5

Fund Summary  American National Balanced Portfolio

PRINCIPAL RISK FACTORS

The Balanced Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. In addition, the Balanced Portfolio could underperform other investments. The principal risks of investing in the Balanced Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could increase which can cause the value of debt securities to decline (interest rate risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

•  The portfolio could be unable to find a buyer for its securities (liquidity risk).

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments

•  are looking for a more conservative alternative to a growth-oriented portfolio

•  want a well-diversified and relatively stable investment allocation

•  need a core investment

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing for maximum return over a long time horizon

•  require a high degree of stability of your principal

6

Fund Summary  American National Money Market Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Money Market Portfolio ("Money Market Portfolio") seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Portfolio seeks to achieve its objective by investing in high-quality short-term money market instruments, including the following types of debt obligations: (1) U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities; (2) certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return; (3) banker's acceptances, which are short-term instruments issued by banks, generally for the purpose of financing imports or exports; (4) commercial paper, which is short-term unsecured promissory notes issued by corporations to finance short-term credit needs; (5) collateralized mortgage obligations, which are debt obligations collateralized by a portfolio of mortgages, mortgage-backed securities, or U.S. Government securities; and (6) corporate bonds and notes. This portfolio limits its investments to those short-term securities that it determines present minimal credit risk and that are rated in the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Portfolio if any of the following occurs:

•  interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average portfolio securities maturities increase.

•  if any of the fund's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, this Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities. You should keep in mind that an investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  require stability of principal

•  are seeking a mutual fund for the cash portion of an asset allocation program

•  need to "park" your money temporarily

•  are more concerned with safety of principal than with investment returns

•  are investing emergency reserves

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  want federal deposit insurance

•  are seeking an investment that is likely to outpace inflation

•  are investing for retirement or other goals that are many years in the future

•  are investing for growth or maximum current income

7

Fund Summary  American National Government Bond Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Government Bond Portfolio ("Government Bond Portfolio") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the Government Bond Portfolio's investment advisor, normally invests at least 80% of the portfolio's assets in bonds issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; this policy may not be changed without providing shareholders with at least sixty (60) days prior notice. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This portfolio may also invest assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Government Bond Portfolio generally invests primarily in medium and long-term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturities). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

Securities issued by most U.S. Government agencies and instrumentalities are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal Home Loan Mortgage Corporation (Freddie Macs) and the Federal National Mortgage Association (Fannie Maes). In most cases, these kinds of securities are supported only by the credit of the issuing agency, standing alone. Securities issued by the U.S. Treasury and a small number of U.S. Government agencies, such as the Goverment National Mortgage Association (Ginnie Maes), are supported by the full faith and credit of the U.S. Government.

PRINCIPAL RISK FACTORS

The Government Bond Portfolio is subject to certain investment risks, and you could lose money investing in this portfolio. In addition, the Government Bond Portfolio could underperform other investments. The principal risks of investing in the Government Bond Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  Interest rates may rise which can cause the value of debt securities to decline (interest rate risk). This risk will increase as average portfolio securities maturities increase (maturity risk).

•  SM&R's investment decisions (such as determining average portfolio maturity and selecting the best performing securities) could fail to achieve the desired results (investment style or management risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

8

Fund Summary  American National Government Bond Portfolio

•  Interest rates could rise enough to cause fewer people than expected to repay their mortgages early (extension risk).

•  Debt obligations not issued or guaranteed by the U.S. Government, its agencies or instrumentalities could be downgraded in credit rating or go into default (credit risk).

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  The worldwide demand for U. S. government securities could fall (global demand risk).

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  are seeking a regular stream of income to meet current needs

•  are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

•  are retired or nearing retirement

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing for maximum return over a long time horizon

•  require absolute stability of your principal

9

Fund Summary  American National Small-Cap/Mid-Cap Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Small-Cap/Mid-Cap Portfolio ("Small-Cap/Mid-Cap Portfolio") seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the Small-Cap/Mid-Cap Portfolio's investment advisor, will normally invest at least 80% of the portfolio's total assets in stocks and equity-related securities of small to medium-sized companies, which SM&R considers to be companies with market capitalizations from $500 million to $30 billion; this policy may not be changed without providing shareholders with at least sixty (60) days prior notice.

Stock selection may reflect either a growth or value investment approach. A growth stock would include one whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

Holdings will be widely diversified by industry and company; under most circumstances, the average position in any one stock will be less than 1.5% of the portfolio's total assets. The portfolio will not sell a stock just because the company has grown to a market capitalization of more than $30 billion, and it may, on occasion, purchase companies with a market capitalization above $30 billion.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISK FACTORS

The Small-Cap/Mid-Cap Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the Small-Cap/Mid-Cap Portfolio could underperform other investments. The principal risks of investing in the Small-Cap/Mid-Cap Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as individual selection of stocks) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  The portfolio could be unable to find a buyer for its securities (liquidity risk).

In addition, investing in small companies generally involves more risks than investing in more established larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Stocks with value characteristics carry the

10

Fund Summary  American National Small-Cap/Mid-Cap Portfolio

risk that investors won't recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Small-Cap/Mid-Cap Portfolio holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have long-term investment goals (ten years or more)

•  are willing to accept higher short-term risk along with higher potential long-term returns

•  want an aggressive, long-term approach to capital growth through small company stocks

•  want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing with a shorter time horizon

•  are uncomfortable with an investment that will go up and down in value

This portfolio should not represent your complete investment program or be used for short-term investment purposes.

11

Fund Summary  American National High Yield Bond Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National High Yield Bond Portfolio ("High Yield Bond Portfolio") seeks to provide a high level of current income. As a secondary investment objective, the portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the High Yield Bond Portfolio's investment advisor, will normally invest at least 80% of its assets in a diversified portfolio of medium and lower-grade domestic corporate debt securities; this policy may not be changed without providing shareholders with at least sixty (60) days prior notice. The portfolio may invest up to 20% of its total assets in debt securities of similar quality issued by foreign governments or foreign corporations. The portfolio invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The portfolio buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as "junk bonds" (see the Appendix for an explanation of quality ratings.) The portfolio's investments in medium- and lower-grade securities involve greater risks as compared to higher-grade securities.

PRINCIPAL RISK FACTORS

The High Yield Bond Portfolio is subject to certain investment risks, and you could lose money investing in this portfolio. In addition, the High Yield Bond Portfolio could underperform other investments. The principal risks of investing in the High Yield Bond Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk). Because the portfolio invests primarily in securities with medium- and lower-credit quality, it is subject to a higher level of credit risk than a fund that buys only investment-grade securities.

•  Interest rates could increase, which can cause the value of debt securities to decline (interest rate risk). Such declines tend to be greater among securities with longer maturities. The High Yield Bond Portfolio has no policy limiting the maturities of its investments. To the extent the portfolio invests in securities with longer maturities, the portfolio will be subject to greater market risk than a fund investing solely in shorter-term securities.

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  SM&R's investment decisions (such as individual security selection) could fail to achieve the desired results (investment style or management risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their obligations before their maturity (call risk).

•  The portfolio could be unable to find a buyer for its securities (liquidity risk).

•  Because the portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers (foreign risk).

12

Fund Summary  American National High Yield Bond Portfolio

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have a long-term time horizon

•  seek a high level of current income and, secondarily, capital appreciation

•  are willing to accept the substantially increased risks of medium- and lower-rated securities in exchange for potentially higher income

•  want to add to your total investment portfolio a fund that invests primarily in medium- and lower-grade domestic debt securities

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  have a short-term time horizon

•  are not comfortable with the additional risks associated with investments in medium- and lower-grade securities

This portfolio should not represent your complete investment program or be used for short-term investment purposes.

13

Fund Summary  American National International Stock Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National International Stock Portfolio ("International Stock Portfolio") seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, expects to invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-national companies; this policy may not be changed without providing shareholders with at least sixty (60) days prior notice. The portfolio primarily invests in American Depository Receipts ("ADRs"), but may also invest directly in U.S. dollar denominated equity securities of foreign companies. ADRs are U.S. Dollar denominated securities that represent ownership of a specified number of shares of a foreign security. ADRs are issued by domestic U.S. banks, and they are traded in the U.S. on national securities exchanges and over-the-counter. The banks act as custodians of the shares of the foreign stock and collect dividends on the stock, which are either reinvested or distributed by the bank to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, ADR investments do entail the foreign risks associated with international investing.

The portfolio seeks to invest in securities believed to offer the best potential for growth at a reasonable price. While the portfolio invests with an awareness of the global economic backdrop, and our outlook for individual countries, SM&R uses a "bottom-up" quantitative and qualitative stock selection process. A "bottom-up" approach to investing emphasizes the evaluation of individual stocks more than the consideration of broader market and economic trends. Country allocation is driven largely by stock selection, although the portfolio may limit investments in markets that appear to have poor overall prospects.

The portfolio may purchase shares of stocks of companies of any size, but will normally focus on large- and, to a lesser extent, medium-sized companies. Valuation factors often influence the fund's allocation among large-, mid-, or small-cap companies.

PRINCIPAL RISK FACTORS

The International Stock Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the International Stock Portfolio could underperform other investments. The principal risks of investing in the International Stock Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as country allocation and individual selection of stocks) could fail to achieve the desired results (investment style or management risk).

•  Multi-national corporations are vulnerable to currency exchange and/or political risks.

•  Funds that invest overseas generally carry more risks than funds that invest strictly in U.S. assets (foreign risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

14

Fund Summary  American National International Stock Portfolio

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have long-term investment goals (ten years or more)

•  want potential growth over time

•  are willing to take more risk in the short-term for potentially higher gains in the long-term

•  want a portfolio comprised primarily of the securities of foreign issuers, including multi-national companies

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing for the short-term or need current income

•  are not willing to take any risks that you may lose money on your investment

•  want to invest in a particular sector or in particular industries, countries, or regions

15

PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the portfolios and the differences in returns for such portfolios by:

•  showing changes in each portfolio's performance from year to year, and

•  showing how each portfolio's average annual returns compare to those of a broad measure of market performance, and

•  showing how average annual returns compare to the returns of indexes of portfolios with similar investment objectives.

The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life insurance product through which you invest. If the additional fees and expenses that are deducted in connection with the variable annuity and variable life insurance contracts were included, the performance shown would be lower.

A portfolio's past performance is not
necessarily an indication of how it will
perform in the future.

Growth Portfolio

Year-by-Year Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 1998	17.05%
Worst Quarter:	Sept. 30, 2002	(16.03)%

The next table lists the Growth Portfolio's average annual total returns for the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500® and the Lipper Large-Cap Core Fund Index. This table is intended to provide you with some indication of the risks of investing in the Growth Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices which does not take into consideration the deduction of fees commonly charged by mutual fund companies. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Index.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past 5 Years	Past 10 Years
Growth Portfolio	3.13%	(3.08)%	4.91%
S&P 500®	4.89%	0.54%	9.07%
Lipper Large-Cap Core Fund Index	5.72%	(0.38)%	7.86%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

16

PERFORMANCE

Equity Income Portfolio

Year-by-Year Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 1998	15.79%
Worst Quarter:	Sept. 30, 2002	(13.53)%

The next table lists the Equity Income Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500® and the Lipper Equity Income Fund Fund Index. This table is intended to provide you with some indication of the risks of investing in the Equity Income Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past 5 Years	Past 10 Years
Equity Income Portfolio	2.28%	1.10%	8.74%
S&P 500®	4.89%	0.54%	9.07%
Lipper Equity Income Fund Index	5.80%	3.57%	8.39%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

Balanced Portfolio

Year-by-Year Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 1998	10.39%
Worst Quarter:	Sept 30, 2002	(7.21)%

The next table lists the Balanced Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same period of the S&P 500® and the Lipper Balanced Fund Index. This table is intended to provide you with some indication of the risks of investing in the Balanced Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond balance typically ranges around 60%/40%.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past 5 Years	Past 10 Years
Balanced Portfolio	0.46%	2.65%	7.13%
S&P 500®	4.89%	0.54%	9.07%
Lipper Balanced Fund Index	5.20%	3.51%	7.57%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

17

PERFORMANCE

Money Market Portfolio

Year-by-Year Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 2000	1.43%
Worst Quarter:	Mar. 31, 2004	0.10%

The next table lists the Money Market Portfolio's average annual total returns and yield over the past one, five and ten calendar years. This table is intended to provide you with some indication of the risks of investing in the Money Market Portfolio. To obtain the Money Market Portfolio's current 7-day yield, call toll-free 1-800-231-4639. At the bottom of the table you can compare this performance of the Money Market Portfolio with the Lipper U.S. Government Money Market Index. This table is intended to provide you with some indication of the risks of investing in the Money Market Portfolio.

The Lipper U.S. Government Money Market Index is an index that invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past 5 Years	Past 10 Years	7-Day Yield
Money Market Portfolio	2.61%	1.59%	3.16%	3.47%
Lipper U.S. Government Money Market Index	2.56%	1.73%	3.38%	—

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, International Stock Portfolio

The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio commenced operation on May 1, 2000.

Government Bond Portfolio

Year-by-Year Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Mar. 31, 2001	3.85%
Worst Quarter:	Jun. 30, 2004	(1.87)%

The next table lists the Government Bond Portfolio's average annual total returns over the past one and five calendar years and since inception (5/1/00), and the return of the Lipper General U.S. Government Fund Index for the same period. This table is intended to provide you with some indication of the risks of investing in the Government Bond Portfolio.

The Lipper General U.S. Government Fund Index is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing at least 65% of fund assets in U.S. Government and agency issues.

Average Annual Total Returns

(for the period ending 12/31/05)

	Past One Year	Past Five Years	Date Operations Commenced 5/1/00
Government Bond Portfolio	2.28%	4.27%	5.22%
Lipper General U.S. Government Fund Index	2.51%	4.80%	5.92%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

18

PERFORMANCE

Small-Cap/Mid-Cap Portfolio

Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Jun. 30, 2003	35.71%
Worst Quarter:	Mar. 31, 2001	(51.52)%

The next table lists the Small-Cap/Mid-Cap Portfolio's average annual total returns over the past one and five calendar years and since inception (5/1/00). The table also contains the average annual total returns for such same periods of the NASDAQ and the Lipper Small-Cap Growth Index. This table is intended to provide you with some indication of the risks of investing in the Small-Cap/Mid-Cap Portfolio.

NASDAQ is a market capitalization weighted index that tracks the prices of all stocks traded on the NASDAQ stock market. NASDAQ specializes in emerging companies and is especially laden with technology and telecommunications firms.

The Lipper Small Cap Growth Index tracks the performance of the 30 largest small-cap growth mutual funds, as categorized by Lipper, Inc.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past Five Years	Date Operations Commenced 5/1/00
Small-Cap/Mid-Cap Portfolio	3.85%	(16.37)%	(20.62)%
NASDAQ	1.38%	(3.02)%	(12.68)%
Lipper Small-Cap Growth Index	5.34%	1.25%	0.99%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

High Yield Bond Portfolio

Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Jun. 30, 2003	8.75%
Worst Quarter:	Sept. 30, 2001	(7.11)%

The next table lists the High Yield Bond Portfolio's average annual total returns over the past one and five calendar years and since inception (5/1/00), and the return of the Lipper High Yield Bond Fund Index. This table is intended to provide you with some indication of the risks of investing in the High Yield Bond Portfolio.

The Lipper High Current Yield Bond Index (formerly known as Lipper High Yield Bond Fund Index) is a widely recognized, equally-weighted performance index (adjusted for capital gains and income dividends) of the 30 largest open-end funds whose investment strategy consists of investing in relatively high yielding fixed income securities, with little or no quality or maturity restrictions.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past Five Years	Date Operations Commenced 5/1/00
High Yield Bond Portfolio	(2.35)%	4.76%	4.36%
Lipper High Current Yield Bond Index	3.00%	6.76%	4.41%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

19

PERFORMANCE

International Stock Portfolio

Total Return (%)

	Quarter Ended	Total Return
Best Quarter:	Jun. 30, 2003	14.89%
Worst Quarter:	Sept. 30, 2002	(19.29)%

The next table lists the International Stock Portfolio's average annual total returns over the past one and five calendar years and since inception (5/1/00). The table also contains the average annual total returns for such same periods of the Morgan Stanley Capital International-Europe, Australia, and Far East Index (MSCI EAFE TR) and the Lipper International Multi-Cap Core Fund Index. This table is intended to provide you with some indication of the risks of investing in the International Stock Portfolio.

The MSCI EAFE TR Index measures the performance of the leading stocks in 20 developed countries outside of North America. MSCI EAFE is primarily a large cap index, with 65% of its stocks falling into this category.

The Lipper International Multi-Cap Core Fund Index is the average of the 30 largest funds in the Lipper International Multi-Cap Core Funds Category. These funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index.

Average Annual Total Returns

(for the periods ending 12/31/05)

	Past One Year	Past Five Years	Date Operations Commenced 5/1/00
International Stock Portfolio	6.64%	0.64%	(3.22)%
MSCI EAFE TR	10.87%	3.81%	0.66%
Lipper International Multi-Cap Core Fund Index	13.76%	5.09%	2.65%

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

20

EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay when you hold portfolio shares. These fees and expenses do not take into account the fees and expenses imposed by the insurance company separate account through which your investment in a portfolio may be made.

	Management Fees	Other Expenses (1)	Total Annual Fund Operating Expenses (2)
Growth Portfolio	0.50%	0.46%	0.96%
Equity Income Portfolio	0.50%	0.43%	0.93%
Balanced Portfolio	0.50%	0.51%	1.01%
Money Market Portfolio	0.50%	0.38%	0.88%
Government Bond Portfolio	0.50%	0.45%	0.95%
Small-Cap/Mid-Cap Portfolio	1.25%	1.93%	3.18%
High Yield Bond Portfolio	0.55%	0.38%	0.93%
International Stock Portfolio	0.75%	0.70%	1.45%

(1)  Includes a 0.25% service fee for each portfolio.

(2)  SM&R has voluntarily agreed to reimburse fees and expenses for each portfolio in excess of the following amounts: Growth Portfolio-0.87%; Equity Income Portfolio-0.79%; Balanced Portfolio-0.81%; Money Market Portfolio-0.56%; Government Bond Portfolio-0.35%; Small-Cap/Mid-Cap Portfolio-1.12%; High Yield Bond Portfolio-0.80%; and International Stock Portfolio-1.10%. This arrangement extends until April 30, 2007 and may be terminated at any time thereafter by SM&R. Refer to "Administrative Services" on page 30 of this prospectus for more information.

21

EXAMPLE OF PORTFOLIO EXPENSES

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account the fees and expenses imposed by the insurance company separate account through which your investment in a portfolio may be made.

The example assumes that you invest $10,000 in the portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Portfolio	$98	$306	$531	$1,178
Equity Income Portfolio	95	296	515	1,143
Balanced Portfolio	103	322	558	1,236
Money Market Portfolio	90	281	488	1,084
Government Bond Portfolio	97	303	525	1,166
Small-Cap/Mid-Cap Portfolio	321	980	1,664	3,485
High Yield Bond Portfolio	95	296	515	1,143
International Stock Portfolio	148	459	792	1,735

The expenses shown do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to the "Administrative Services" section on page 30 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

22

ADDITIONAL EXPLANATION OF RISK FACTORS

IMPORTANT

The following risk factors were referred to above in the "Principal Risk Factors" sections of one or more of the portfolios.

Market Risk

Market risk is the risk that the market value of a security may move down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. You can lose money by investing in the fund, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. Market risk is common to all stocks and bonds and the mutual funds that invest in them and applies to all of the portfolios.

Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities. This type of Market Risk relates to bonds in general, but is mostly related to the High Yield Bond Portfolio.

Investment Style or Management Risk

Investment style or management risk is the risk that SM&R's investment strategy may not produce the intended results or that securities that fit SM&R's investment style do worse than securities that fit other investment managers' investment styles. This risk also involves the possibility that SM&R will fail to execute an investment strategy effectively. Investment style or management risk is common to all mutual funds and applies to all of the portfolios.

Interest Rate Risk

Interest rate risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. Likewise, interest rate risk is often greater among certain types of debt securities, such as zero-coupon bonds (bonds which do not have a cash-paying coupon) or pay-in-kind securities (bonds which pay investors with additional bonds rather than cash). As interest rates change, these securities often fluctuate more in price than traditional debt securities and therefore may subject the portfolio to greater risk than a fund that does not own these types of securities. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. Interest rate risk applies to some degree to all of the portfolios, but may have a greater impact on the Government Bond Portfolio, Equity Income Portfolio, the Balanced Portfolio, and the High Yield Bond Portfolio.

Credit Risk

Credit risk is the risk that the issuer of a debt security, or a party to a contract, will default or otherwise not honor a financial obligation. Such default could include, for example, a failure to make timely payments of principal or interest. Credit risk applies to some degree to all of the portfolios, but may have a greater impact on the Government Bond Portfolio, Equity Income Portfolio, the Balanced Portfolio, and the High Yield Bond Portfolio.

The credit quality of "noninvestment" or "less than investment" grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. A portfolio may incur higher expenditures to protect the portfolio's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. This type of Credit Risk relates to bonds in general, but is mostly related to the High Yield Bond Portfolio.

Liquidity Risk

Liquidity relates to the availability of a market in which a security can be sold at or near its true value. Liquidity risk is the risk that certain securities or other

23

ADDITIONAL EXPLANATION OF RISK FACTORS

investments may be difficult or impossible to sell at the time the portfolio would like to sell them or at the price the portfolio values them. The portfolio may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. The markets for high yield securities may be more limited than markets for higher quality issues. The effect of adverse publicity and investor perceptions may be more pronounced for securities for which no market exists. Additionally, prices may decline sharply in reaction to significant sales, adverse economic conditions, changes in expectation regarding an individual issuer, or interest rate increases, thus increasing the liquidity risk of these securities. Liquidity risk applies primarily to the Balanced Portfolio, the Money Market Portfolio, the Small-Cap/Mid-Cap Portfolio, and the High Yield Bond Portfolio.

Growth Stock Risk

Growth stock risk reflects the risk that, generally, stocks with growth characteristics can have relatively high price swings as a result of the high valuations they carry. Growth stock risk applies primarily to the Growth Portfolio, the Small-Cap/Mid-Cap Portfolio, the International Stock Portfolio, and to a lesser extent the Equity Income Portfolio.

Call Risk

Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. Call risk applies primarily to the Government Bond Portfolio and, to a lesser extent, to the Balanced Portfolio and to the High Yield Bond Portfolio.

Extension Risk

Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding obligation by reducing the actual or expected number of prepayments, thereby reducing the obligation's value. Extension risk applies primarily to the Government Bond Portfolio and, to a lesser extent, to the Balanced Portfolio and to the High Yield Bond Portfolio.

Income Risk

Income risk is the risk that you may not make as much income from your investment as you need. The income you receive from a portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from a portfolio will ordinarily drop as well. Income risk applies primarily to the Government Bond Portfolio and the High Yield Bond Portfolio, but also applies to a lesser degree to the Equity Income Portfolio and the Balanced Portfolio.

Foreign Risk

Foreign risk is the risk that the value of securities of foreign companies could be affected by factors not present in the U.S. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Foreign risk applies primarily to the International Stock Portfolio, but also applies to a lesser extent to the High Yield Bond Portfolio.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the portfolio may

24

ADDITIONAL EXPLANATION OF RISK FACTORS

experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure, capitalization, and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Portfolio securities may be listed on foreign exchanges that are open on days when the portfolios do not compute share prices. As a result, a portfolio's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

Other Risks

In addition to the risk factors discussed above, investors should keep in mind that all investments in U.S. Government obligations are not backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, terrorism and other factors beyond the control of the fund's management.

Please remember that portfolio shares are:

• Not guaranteed to achieve their investment goal

• Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

• Subject to investment risks, including possible loss of your original investment.

Because of the market risks inherent in any investment, the portfolios may not achieve their investment objectives. In addition, effective management of each portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each portfolio's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each portfolio has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

Temporary Defensive Measures

During unfavorable market conditions, each portfolio may, but is not required to, make temporary investments that are not consistent with a portfolio's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and, as described below for the International Stock and High Yield Bond Portfolios, investing in derivatives or other instruments. If a portfolio takes such defensive measures, or if a portfolio departs from its investment policies in other limited appropriate circumstances, it may not achieve its investment objectives.

A portfolio may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the portfolio's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

25

GENERAL

American National Investment Accounts, Inc. ("we" or the "Fund") consists of eight separate portfolios (each a "portfolio" and collectively, the "portfolios"). Securities Management and Research, Inc. ("SM&R") is the Fund's investment advisor and manages each of the portfolios.

Each portfolio currently offers its shares only to separate accounts of American National Insurance Company ("American National"). This means that you cannot purchase shares of these portfolios directly, and you can do so only through American National variable annuity and variable life insurance contracts. The Fund currently does not foresee any disadvantages to variable contract owners arising out of the fact that the portfolios are offered only to separate accounts of American National that offer variable annuity and variable life products. Nevertheless, the Fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. The portfolios may sell in the future their shares to other insurance companies or for other purposes, such as tax qualified retirement plans.

These portfolios are entirely separate from other mutual funds in the SM&R complex of funds, even when they have the same investment objectives and principal investment strategies. The investment performance of these portfolios will differ from the performance of such other mutual funds because of differences in size, securities held, and administrative and insurance costs associated with separate accounts in variable annuity and variable life insurance contracts.

Market Timing

The Fund's portfolios are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund's portfolios.

Due to the disruptive nature of market timing, it can adversely impact the ability of the adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This, in turn, can have an adverse effect on Fund performance. In the case of the International Stock Portfolio, these same risks also apply to frequent trading by shareholders pursuant to time zone arbitrage investment strategies.

The Board of Directors of the Fund believes that market timing activity is not in the best interest of the shareholders of the Fund and, therefore, does not allow any implied or written agreements permitting market timing and discourages such practices. The Board of Directors of the Fund has adopted policies and procedures with respect to market timing activity. The Fund's market timing policies and procedures are aimed at the insurance company account level for each portfolio, as further discussed below, but not at the shareholder (variable contract owner) level. In seeking to identify market timing by individual variable contract owners, the Fund relies on American National, the insurance company that holds shares of the Fund in separate accounts to support its variable life and variable annuity contracts.

The Fund receives purchase, exchange and redemption orders through omnibus accounts maintained for the Fund by American National. Omnibus account arrangements are common forms of holding shares of a mutual fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identities and trading activities of the particular variable contract owners are not known to the Fund. Therefore, the ability of the Fund to detect market timing practices with respect to shares held through omnibus arrangements is limited, and the Fund presently cannot impose restrictions on individual variable contract owners. Nevertheless, the Fund seeks assurance from American National that American National has established appropriate market timing policies and procedures, and that such policies and procedures are enforced. There is a significant risk, however, that the Fund's and American National's market timing policies might prove ineffective in whole or in part to detect or prevent market timing.

26

GENERAL

As part of its Market Timing Procedures, the Fund reviews periodic trade reports and authorized share balances for unusual activity that may be suggestive of market timing. The periodic trade reports reflect the aggregate and net result of all purchase, redemption, and exchange activity taking place in each portfolio in each omnibus account, while the authorized share balances reflect changes in the number of outstanding shares for each portfolio. Upon the identification of potential market timing, the Fund contacts American National. If the Fund and American National identify the contract holder as a "market timer," American National will follow its procedures for restricting the contract holder's trading activity, as described in the applicable variable life or variable annuity prospectus.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Fund portfolios in the future. The Fund's Market Timing Procedures, as presently existing or as modified in the future, will be applied uniformly to all omnibus accounts investing in the Fund. In addition, American National may impose transfer limitations and other restrictions designed to curtail market timing. Please refer to the prospectus and SAI for your American National variable annuity or variable life contract for details.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Though the Fund does not intend to accommodate frequent purchases and redemptions, the Fund's ability to detect and deter such transfer activity is limited by the nature of omnibus account arrangements, as discussed above, because the activities and identities of individual variable contract owners are not known to the Fund. In addition, any identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the Fund or American National will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund and American National are unable to detect market timers, you may experience dilution in the value of your Fund shares, as well as increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.

The terms of your insurance contract may also restrict your ability to trade between the investment options available under your contract.

A Note About Fees and Expenses

As an indirect investor in the portfolios, you will incur various operating costs, including management, advisory, and administrative expenses. You will also incur fees associated with the variable annuity or variable life insurance contract through which you invest. Although the portfolios do not impose a sales charge upon the purchase or redemption of their shares, each separate account to which the portfolios offer their shares may impose a sales or redemption charge.

Further Information on Investment Strategies, Techniques and Risks

Each portfolio pursues its own investment objectives through various investment policies and techniques. Only the principal investment strategies of each Portfolio and the principal types of securities each portfolio plans to purchase are described in this Prospectus. Each portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the portfolio and, therefore, are not described in this Prospectus. Such matters, along with further discussion of principal investment strategies and risks, are discussed in the Fund's Statement of Additional Information, which you may obtain by contacting SM&R (See back cover for address and telephone number). SM&R has considerable leeway in choosing investment strategies and selecting securities it believes will help the portfolios achieve their objectives.

27

GENERAL

Strategic Transactions

High Yield Bond Portfolio and
International Stock Portfolio

SM&R may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although SM&R seeks to use the practices to further the portfolio's investment objective, no assurance can be given that these practices will achieve this result.

SM&R may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures when SM&R determines that such activities are consistent with the portfolio's investment objectives. Collectively, all of the above are referred to as "Strategic Transactions."

SM&R generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the High Yield Bond Portfolio's or the International Stock Portfolio's portfolio, protect the portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the portfolio, protect against changes in currency exchange rates, manage the effective maturity or duration of the portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. SM&R may sell options on securities the portfolio owns or has the right to acquire without additional payments in an amount up to 25% of the portfolio's total assets for non-hedging purposes.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on SM&R's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require SM&R to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the portfolio can realize on an investment, or may cause the portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the portfolio to deliver or receive a specified currency. Additionally, amounts paid by the portfolio as premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the portfolio for investment purposes.

Further information about investment practices that may be used by SM&R and the risk of such practices is contained in the Statement of Additional Information.

28

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

General (How Shares are Priced). SM&R determines each portfolio's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a portfolio's net asset value.

Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Fund's Board of Directors. The portfolios also may use fair value pricing if the value of a security held by a portfolio is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the portfolio to calculate its net asset value may differ from quoted or published prices of the underlying security.

Share prices will not be calculated on the days on which the New York Stock Exchange is closed for trading or on any SM&R business holiday. For the International Stock Portfolio and the High Yield Bond Portfolio, to the extent that these portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when these portfolios do not price their shares, the net asset value of these portfolios' shares may change on days when you will not be able to purchase or redeem these portfolios' shares.

The Money Market Portfolio values its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. The other portfolios may use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

Effective Date of Purchases and Redemptions (When Shares are Priced). Calculation of net asset value or NAV is made once each SM&R business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time). NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. SM&R's business holidays for calendar year 2006 are New Year's (January 2), Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Friday after Thanksgiving, December 25 and 26. SM&R generally bases purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Please refer to your variable annuity or variable life insurance product prospectus for information on how to purchase or invest, and on how you can withdraw money and obtain other benefits from your contract. Those prospectuses describe certain limits and restrictions and all applicable fees and charges, including sales charges and withdrawal (surrender) charges.

The Fund also has a policy regarding market timing. Please see page 26 for details.

TAXES

The tax consequences of your investment depend upon the provisions of the variable annuity or variable life insurance contract through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your variable annuity or variable life insurance contract.

It is expected that shares of the portfolios will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a portfolio are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to

29

THE PORTFOLIOS AND THEIR MANAGEMENT

ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each portfolio earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Dividend distributions are made annually and capital gain distributions are made at least annually. All distributions will be automatically reinvested in additional shares of the applicable portfolio.

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, the portfolios' investment adviser, the management of the portfolios' day-to-day business and affairs. In addition, SM&R invests the portfolios' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company. SM&R was incorporated in 1964 and has managed mutual fund portfolios since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment portfolios.

The Fund pays SM&R an investment advisory fee, which is calculated separately for each portfolio, as compensation for its services. We deduct an investment advisory fee from the value of the shares each month. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of 0.55% of the portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of 0.75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.

Administrative Services

The Fund pays SM&R an administrative service fee for non-investment related management, executive, administrative, transfer agent, and operational services to the portfolios. Each portfolio is subject to an administrative service fee at the annual rate of 0.25% of the average daily net asset value of the portfolios computed each month.

In its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, and Balanced Portfolio, SM&R has agreed to pay (or to reimburse these portfolios for) each portfolio's regular operating expenses in excess of 1.50% per year of each of the portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse) the Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions.

In order to improve the yield and total return, SM&R may from time to time voluntarily waive or reduce all or any portion of any portfolio's advisory fee, administrative fee, and/or expenses. Currently, SM&R has agreed to reimburse:

•  the Growth Portfolio for total operating expenses in excess of 0.87% of average daily net assets;

•  the Equity Income Portfolio for total operating expenses in excess of 0.79% of average daily net assets;

•  the Balanced Portfolio for total operating expenses in excess of 0.81% of average daily net assets;

•  the Money Market Portfolio for total operating expenses in excess of 0.56% of average daily net assets;

•  the Government Bond Portfolio for total operating expenses in excess of 0.35% of average daily net assets;

30

THE PORTFOLIOS AND THEIR MANAGEMENT

•  the Small-Cap/Mid-Cap Portfolio for total operating expenses in excess of 1.12% of average daily net assets.

•  the High Yield Bond Portfolio for total operating expenses in excess of 0.80% of average daily net assets;

•  the International Stock Portfolio for total operating expenses in excess of 1.10% of average daily net assets; and

After applicable fee waivers, SM&R received the following compensation from the portfolios named below (as a percentage of average daily net assets) for the year ended December 31, 2005:

Portfolio	Advisory Fee	Administrative Fee
Growth Portfolio	0.41%	0.25%
Equity Income Portfolio	0.36%	0.25%
Balanced Portfolio	0.30%	0.25%
Money Market Portfolio	0.18%	0.25%
Government Bond Portfolio	0.00%	0.25%
Small-Cap/Mid-Cap Portfolio	0.00%	0.25%
High Yield Bond Portfolio	0.42%	0.25%
International Stock Portfolio	0.40%	0.25%

SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, at any time after April 30, 2007.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the portfolios. While the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the portfolios, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with the various portfolios' investment objectives and policies.

The statement of additional information contains additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities of the Portfolios.

Andrew R. Duncan, Sr. Securities Analyst/ Portfolio Manager. Mr. Duncan joined SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the Growth Portfolio, the Equity Income Portfolio, Balanced Portfolio, the Small-Cap/Mid-Cap Portfolio and International Stock Portfolio. He is also Portfolio Manager of the SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance. He is a Chartered Financial Analyst.

Anne M. LeMire, Sr. Securities Analyst/ Portfolio Manager. Ms. LeMire serves as Portfolio Manager of the Government Bond Portfolio, High Yield Portfolio and Money Market Portfolio. Beginning in 2000, she served as Assistant Portfolio Manager for these portfolios. She is also Portfolio Manager for the SM&R Investments, Inc. — SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund. Beginning in 2000, she served as Assistant Portfolio Manager for these funds. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. She is a Chartered Financial Analyst.

Edward R. Moore, Portfolio Manager. Mr. Moore joined SM&R in May, 2000 as a Portfolio Manager of the Small-Cap/Mid-Cap Portfolio. Mr. Moore graduated from the University of the South in Sewanee, Tennessee with Honors in English in 1961. After serving in the armed forces, Mr. Moore graduated from the University of Virginia School of Law in 1966. Following graduation, Mr. Moore became a member of the Georgia Bar and practiced law with a large Atlanta law firm for two years before entering the securities business in 1968 as a retail stock broker with Eastman, Dillon, Union Securities and Company. Mr. Moore joined Clark, Dodge & Company in 1972 in order to enter the institutional equity side of the securities business. Kidder, Peabody & Company purchased Clark, Dodge & Company in 1974, and Mr. Moore continued his role in the institutional equity business as a vice-president of Kidder, Peabody & Company until General Electric sold Kidder, Peabody in 1994.

31

THE PORTFOLIOS AND THEIR MANAGEMENT

Before the purchase of Kidder, Peabody & Company by General Electric, Mr. Moore had been a stockholder in Kidder, Peabody & Company. Mr. Moore has been managing his personal investments on a full time basis since the closure of Kidder, Peabody & Company in late 1994. Mr. Moore has been a general partner of Rutledge Partners since 1996.

Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer of Securities Management and Research, Inc., Assistant Portfolio Manager. Mr. Dixon joined SM&R in 1993. Mr. Dixon is the Assistant Portfolio Manager for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Money Market Portfolio, Government Bond Portfolio, High Yield Bond Portfolio and International Stock Portfolio. He previously served as Portfolio Manager and Co-Manager for these portfolios. He is also Assistant Portfolio Manager for the SM&R Investments, Inc. — SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Portfolio, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund. He was previously Portfolio Manager and Co-Manager for these funds. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

32

FINANCIAL HIGHLIGHTS

Understanding the Financial Highlights

The condensed financial information on the following pages reflects all of the fees and expenses imposed by each of the named portfolios which contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the portfolio is not five years old. However, this data does not reflect the fees and charges deducted by American National under your variable annuity or variable life insurance contract.

On a per share basis, the condensed financial information includes as appropriate

• share price at the beginning of the period

• investment income and capital gains or losses

• distributions of income and capital gains paid to shareholders

• share price at the end of the period

The condensed financial information also includes some key statistics for the period as appropriate

• Total Return — the overall percentage of return of the portfolio assuming the reinvestment of all distributions

• Expense Ratio — operating expenses as a percentage of average net assets

• Net Income Ratio — net investment income as a percentage of average net assets

• Portfolio Turnover — the percentage of the funds' buying and selling activity

The Financial Highlights have been audited by the Fund's Registered Public Accounting Firm, Tait, Weller & Baker. Their Report of Independent Registered Accounting Firm is included in the Fund's annual report for the year ended December 31, 2005, which is incorporated by reference into the Statement of Additional Information and is available upon request.

33

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Growth Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Growth Portfolio's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.54	$1.45	$1.15	$1.60	$1.93
Income From Investment Operations
Net Investment Income	0.02	0.02	0.01	0.01	0.02
Net Realized and Unrealized Gain (Loss) on investments during the year	0.03	0.09	0.30	(0.45)	(0.33)
Total from investment operations	0.05	0.11	0.31	(0.44)	(0.31)
Less Distributions
Dividends from Net Investment Income	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)
Total distributions	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)
Net Asset Value, End of Year	$1.57	$1.54	$1.45	$1.15	$1.60
Total Return	3.13%	7.45%	27.07%	(27.61)%	(16.12)%
Ratios/Supplemental Data
Net Assets, End of Year (000's omitted)	$18,499	$18,517	$16,699	$13,099	$17,856
Ratio of Expenses to Average Net Assets with reimbursements(1)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Expenses to Average Net Assets without reimbursements	0.96%	0.90%	0.93%	0.94%	0.97%
Ratio of Net Income to Average Net Assets	1.16%	1.24%	0.90%	0.62%	1.11%
Portfolio Turnover Rate	34.92%	1.23%	30.15%	108.13%	33.57%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio. See pages 30 details.

34

FINANCIAL HIGHLIGHTS

EQUITY INCOME PORTFOLIO

The following financial highlights table is intended to help you understand the Equity Income Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Equity Income Portfolio's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.72	$1.60	$1.30	$1.61	$1.90
Income From Investment Operations
Net Investment Income	0.03	0.03	0.02	0.02	0.03
Net Realized and Unrealized Gain (Loss) on investments during the year	0.01	0.12	0.30	(0.25)	(0.25)
Total from investment operations	0.04	0.15	0.32	(0.23)	(0.22)
Less Distributions
Dividends from Net Investment Income	(0.03)	(0.03)	(0.02)	(0.02)	(0.03)
Distributions from Capital Gains	(0.04)	—	—	(0.06)	(0.04)
Total distributions	(0.07)	(0.03)	(0.02)	(0.08)	(0.07)
Net Asset Value, End of Year	$1.69	$1.72	$1.60	$1.30	$1.61
Total Return	2.28%	9.31%	24.73%	(14.14)%	(11.79)%
Ratios/Supplemental Data
Net Assets, End of Year (000's omitted)	$22,686	$23,341	$20,958	$17,183	$21,153
Ratio of Expenses to Average Net Assets with reimbursements(1)	0.79%	0.79%	0.79%	0.85%	0.90%
Ratio of Expenses to Average Net Assets without reimbursements	0.93%	0.87%	0.89%	0.91%	0.90%
Ratio of Net Income to Average Net Assets	1.64%	1.79%	1.49%	1.41%	1.69%
Portfolio Turnover Rate	25.57%	5.33%	24.22%	32.23%	33.28%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio. See pages 30 for details.

35

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

The following financial highlights table is intended to help you understand the Balanced Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Balanced Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Balanced Portfolio's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.45	$1.41	$1.20	$1.34	$1.45
Income From Investment Operations
Net Investment Income	0.03	0.03	0.03	0.04	0.04
Net Realized and Unrealized Gain (Loss) on investments during the year	(0.02)	0.06	0.21	(0.13)	(0.11)
Total from investment operations	0.01	0.09	0.24	(0.09)	(0.07)
Less Distributions
Dividends from Net Investment Income	(0.03)	(0.03)	(0.03)	(0.04)	(0.04)
Distributions from Capital Gains	(0.03)	(0.02)	(0.00)*	(0.01)	—
Total distributions	(0.06)	(0.05)	(0.03)	(0.05)	(0.04)
Net Asset Value, End of Year	$1.40	$1.45	$1.41	$1.20	$1.34
Total Return	0.46%	6.03%	20.05%	(6.64)%	(4.55)%
Ratios/Supplemental Data
Net Assets, End of Year (000's omitted)	$14,414	$13,764	$11,577	$9,293	$10,157
Ratio of Expenses to Average Net Assets with reimbursements(1)	0.81%	0.81%	0.81%	0.85%	0.90%
Ratio of Expenses to Average Net Assets without reimbursements	1.01%	0.96%	0.99%	1.08%	1.07%
Ratio of Net Income to Average Net Assets	2.09%	2.06%	2.18%	2.64%	2.89%
Portfolio Turnover Rate	25.83%	17.42%	17.07%	42.29%	16.49%

*  Amount less than $0.01

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio. See pages 30 for details.

36

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

The following financial highlights table is intended to help you understand the Money Market Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Money Market Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Money Market Portfolio's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.03	0.01	0.01	0.01	0.03
Total from investment operations	0.03	0.01	0.01	0.01	0.03
Less Distributions
Dividends from Net Investment Income	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.61%	0.77%	0.54%	0.97%	3.07%
Ratios/Supplemental Data
Net Assets, End of Year (000's omitted)	$34,341	$29,991	$18,397	$18,655	$13,589
Ratio of Expenses to Average Net Assets with reimbursements(1)	0.56%	0.56%	0.56%	0.68%	0.87%
Ratio of Expenses to Average Net Assets without reimbursements	0.88%	0.84%	0.88%	0.92%	1.03%
Ratio of Net Income to Average Net Assets	2.60%	0.80%	0.54%	0.97%	2.82%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio. See pages 30 for details.

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FINANCIAL HIGHLIGHTS

GOVERNMENT BOND PORTFOLIO

The following financial highlights table is intended to help you understand the Government Bond Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Government Bond Portfolio share outstanding throughout the periods shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Government Bond Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Government Bond Portfolio's financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.04	$1.05	$1.09	$1.05	$1.04
Investment income—net	0.03	0.03	0.03	0.04	0.07
Net realized and unrealized gain on investments during the period	(0.01)	(0.01)	(0.01)	0.04	0.01
Total from investment operations	0.02	0.02	0.02	0.08	0.08
Less distributions from
Investment income—net	(0.03)	(0.03)	(0.03)	(0.04)	(0.07)
Capital gains	—	—	(0.03)	—	—
Total distributions	(0.03)	(0.03)	(0.06)	(0.04)	(0.07)
Net Asset Value, End of Period	$1.03	$1.04	$1.05	$1.09	$1.05
Total Return	2.28%	1.72%	1.97%	8.22%	7.33%
Ratios (in percentages)/Supplemental Data
Net Assets, end of period (000's omitted)	$12,717	$11,298	$11,234	$8,357	$6,161
Ratio of expenses with reimbursement to average net assets(1)	0.35%	0.35%	0.35%	0.35%	0.64%
Ratio of expenses without reimbursement to average net assets	0.95%	0.90%	0.93%	0.95%	1.04%
Ratio of net investment income to average net assets	3.34%	2.73%	3.02%	4.59%	6.26%
Portfolio Turnover Rate	54.09%	65.14%	87.12%	72.41%	22.68%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.35% on the Government Bond Portfolio. See pages 30 for details.

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FINANCIAL HIGHLIGHTS

SMALL-CAP/MID-CAP PORTFOLIO

The following financial highlights table is intended to help you understand the Small-Cap/Mid-Cap Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Small-Cap/Mid-Cap Portfolio share outstanding throughout the periods shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Small-Cap/Mid-Cap Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the Small-Cap/Mid-Cap Portfolio's financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$0.26	$0.24	$0.13	$0.30	$0.66
Investment loss—net	—	—	—	—	—
Net realized and unrealized gain (loss) on investments during the period	0.01	0.02	0.11	(0.17)	(0.36)
Total from investment operations	0.01	0.02	0.11	(0.17)	(0.36)
Net Asset Value, End of Period	$0.27	$0.26	$0.24	$0.13	$0.30
Total Return	3.85%	8.33%	84.62%	(56.67)%	(54.55)%
Ratios (in percentages)/Supplemental Data
Net Assets, end of period (000's omitted)	$3,564	$3,265	$2,337	$744	$1,051
Ratio of expenses with reimbursement to average net assets(1)	1.12%	1.12%	1.12%	1.30%	1.50%
Ratio of expenses without reimbursement to average net assets	3.18%	3.25%	3.05%	3.10%	2.82%
Ratio of net investment income to average net assets	(0.60)%	(0.36)%	(0.94)%	(0.83)%	(0.56)%
Portfolio Turnover Rate	464.91%	448.28%	222.29%	6.69%	16.23%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 1.12% on the Small-Cap/Mid-Cap Portfolio. See pages 30 for details.

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FINANCIAL HIGHLIGHTS

HIGH YIELD BOND PORTFOLIO

The following financial highlights table is intended to help you understand the High Yield Bond Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single High Yield Bond Portfolio share outstanding throughout the periods shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the High Yield Bond Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the High Yield Bond Portfolio's financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$0.91	$0.86	$0.77	$0.86	$0.95
Investment income—net	0.05	0.05	0.05	0.07	0.09
Net realized and unrealized loss on investments during the period	(0.07)	0.05	0.09	(0.09)	(0.09)
Total from investment operations	(0.02)	0.10	0.14	(0.02)	0.00
Less distributions from
Investment income—net	(0.05)	(0.05)	(0.05)	(0.07)	(0.09)
Capital gains	—	—	(0.00)*	—	—
Total distributions	(0.05)	(0.05)	(0.05)	(0.07)	(0.09)
Net Asset Value, End of Period	$0.84	$0.91	$0.86	$0.77	$0.86
Total Return	(2.35)%	11.61%	18.48%	(2.80)%	0.51%
Ratios (in percentages)/Supplemental Data
Net Assets, end of period (000's omitted)	$27,829	$27,737	$24,273	$20,026	$20,589
Ratio of expenses with reimbursement to average net assets(1)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses without reimbursement to average net assets	0.93%	0.88%	0.90%	0.90%	0.93%
Ratio of net investment income to average net assets	5.45%	5.57%	6.13%	7.92%	9.71%
Portfolio Turnover Rate	7.94%	29.84%	21.67%	6.28%	12.18%

*  Amount less than $0.01

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.80% on the High Yield Bond Portfolio. See pages 30 for details.

40

FINANCIAL HIGHLIGHTS

INTERNATIONAL STOCK PORTFOLIO

The following financial highlights table is intended to help you understand the International Stock Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single International Stock Portfolio share outstanding throughout the periods shown. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the International Stock Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, LLP. The report of Independent Registered Public Accounting Firm, along with the International Stock Portfolio's financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$0.75	$0.66	$0.49	$0.61	$0.80
Investment income—net	0.01	0.01	0.01	—	—
Net realized and unrealized gain (loss) on investments during the period	0.04	0.09	0.17	(0.12)	(0.19)
Total from investment operations	0.05	0.10	0.18	(0.12)	(0.19)
Less distributions from
Investment income—net	(0.01)	(0.01)	(0.01)	—	—
Total distributions	(0.01)	(0.01)	(0.01)	0.00	0.00
Net Asset Value, End of Period	$0.79	$0.75	$0.66	$0.49	$0.61
Total Return	6.64%	14.53%	35.81%	(19.06)%	(23.11)%
Ratios (in percentages)/Supplemental Data
Net Assets, end of period (000's omitted)	$5,705	$4,762	$3,743	$2,681	$3,130
Ratio of expenses with reimbursement to average net assets(1)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses without reimbursement to average net assets	1.45%	1.35%	1.52%	1.54%	1.54%
Ratio of net investment income to average net assets	1.34%	0.91%	1.01%	0.69%	0.57%
Portfolio Turnover Rate	1.32%	4.22%	—	—	18.74%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 1.10% on the International Stock Portfolio. See pages 30 for details.

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APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

Description of Standard & Poor's Corporation's long-term bond (bonds that extend longer than one year) rating:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Description of Moody's Investor's Service, Inc.'s long-term bond (Bonds that extend longer than one year) ratings:

Aaa  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

Ba  Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Description of Fitch IBCA bond ratings:

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest Commercial Paper Ratings:

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of Moody's Investors Service, Inc.'s three highest Commercial Paper Ratings:

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Fitch IBCA Short-Term Debt Ratings (includes commercial paper):

F1  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "v" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Description of Duff & Phelp's highest Commercial Ratings:

High Grade

D-1+  Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1  Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1–  High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2  Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Description of Thomson Bankwatch, Inc.'s two highest Commercial Ratings:

TBW-1  The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.+–

TBW-2  The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PREFERRED STOCK RATING

Description of Standard & Poor's Corporation's Preferred Stock Rating:

AAA  This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA  A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A  An issue rated "A" is backed by a sound capacity to pay preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC  Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Investors Service, Inc.'s Preferred Stock Rating:

aaa  An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa  An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a  An issue which is rated "'a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa  An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b  An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

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FOR MORE INFORMATION ABOUT THE PORTFOLIOS

The following documents contain more information about the portfolios and are available free upon request:

Statement of Additional Information (SAI).

The SAI contains additional information about all aspects of the portfolios. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.

The portfolios' annual and semi-annual reports provide additional information about the portfolios' investments. The annual report for the fiscal year ended December 31, 2005 contains a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during the last fiscal year.

Requesting Documents.

The Fund does not have a website; however, you may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the portfolios either by contacting your broker or by contacting the American National Insurance Company at:

One Moody Plaza
Galveston, Texas 77550-7999
Telephone:  1-800-306-2959

You can review and copy information about the portfolios, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090 or by sending an e-mail to publicinfo@sec.gov. Reports and other information about the portfolios also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

Growth Portfolio

Equity Income Portfolio

Balanced Portfolio

Money Market Portfolio

Government Bond Portfolio

Small-Cap/Mid-Cap Portfolio

High Yield Bond Portfolio

International Stock Portfolio

Investment Company
File No. 811-06155

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

American National Growth Portfolio

American National Equity Income Portfolio

American National Balanced Portfolio

American National Money Market Portfolio

American National Government Bond Portfolio

American National Small-Cap/Mid-Cap Portfolio

American National High Yield Bond Portfolio

American National International Stock Portfolio

2450 South Shore Boulevard, Suite 400
League City, Texas 77573
1-800-231-4639
Toll Free 1-800-526-8346

This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus dated May 1, 2006 (the "Prospectus"). A copy of the Prospectus is available without charge upon written request to American National Investment Accounts, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or by phoning 1-281-334-2469 or (Toll Free) 1-800-231-4639. Terms not defined herein have the same meaning as given to them in the Prospectus.

Shares of American National Investment Accounts, Inc. (the "Fund") are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to each of the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts. Securities Management and Research, Inc. ("SM&R") is the investment adviser for the Fund.

No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and/or the Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

ii

iii

THE FUND

American National Investment Accounts, Inc. (the "Fund") provides a range of investment alternatives through its eight separate portfolios (each a "Portfolio"; collectively, the "Portfolios"). It currently offers the following portfolios:

•  Growth Portfolio

•  Equity Income Portfolio

•  Balanced Portfolio

•  Money Market Portfolio

•  Government Bond Portfolio

•  Small-Cap/Mid-Cap Portfolio

•  High Yield Bond Portfolio

•  International Stock Portfolio

Each Portfolio is in effect a separate mutual fund. A separate class of capital stock is issued for each Portfolio.

The Fund was incorporated under the laws of the State of Maryland on March 14, 1988. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as a diversified, open-end management investment company commonly known as a "mutual fund". A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or investment policies or practices.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Each Portfolio's investment objective and the following fundamental investment limitations cannot be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

Diversification. With respect to 75% of each Portfolio's total assets, each such Portfolio may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of each Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by each Portfolio.

Industry Concentration. Each Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Borrowing. Each Portfolio may not borrow money, except (a) each Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed), (b) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) each Portfolio may purchase securities on margin to the extent permitted by applicable law, and (e) each Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financing.

Loans. Each Portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

Underwriting.  Each Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Portfolio may be deemed to be an underwriting.

Real Estate. Each Portfolio may not purchase, hold or deal in real estate, although each Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by each Portfolio as a result of the ownership of securities.

Commodities. Each Portfolio may not invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities. Each Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

The above mentioned investment limitations are considered at the time investment securities are purchased.

Non-Fundamental Investment Limitations

Certain of the Fund's Portfolios have the non-fundamental investment limitations described below. These limitations may not be changed without providing the shareholders of the applicable Portfolio with at least 60 days prior notice. The word "assets," for purposes of the investment limitations discussed in this section, means net assets of the Portfolio plus the amount of borrowings for investment purposes. These limitations are considered at the time investment securities are purchased.

Government Bond Portfolio. The Government Bond Portfolio, under normal circumstances, invests at least 80% of the value of its assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Small-Cap/Mid-Cap Portfolio. The Small-Cap/Mid-Cap Portfolio, under normal circumstances, invests at least 80% of the value of its assets in stocks and equity related securities of small to medium-sized companies, as defined in the Prospectus.

High Yield Bond Portfolio. The High Yield Bond Portfolio, under normal circumstances, invests at least 80% of the value of its assets in a diversified portfolio of medium and lower-grade domestic corporate debt securities.

International Stock Portfolio.  The International Stock Portfolio, under normal circumstances, invests at least 80% of the value of its assets in the equity securities of foreign companies.

Equity Income Portfolio. The Equity Income Portfolio, under normal circumstances, invests at least 80% of the value of its assets in common stocks (primarily income producing).

NON-FUNDAMENTAL OPERATING POLICIES

In addition to the fundamental and non-fundamental investment limitations and the operating policies, described elsewhere in this Statement of Additional Information and in the Prospectus, each Portfolio has the operating policies described below. These operating policies can be changed by the Board of Directors without approval from the shareholders. Each Portfolio will NOT:

1.  Purchase additional securities when outstanding borrowing by the Portfolio exceeds 5% of the Portfolio's total assets.

2.  Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such futures or options would exceed 5% of the Portfolio's net asset value.

3.  Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs.

4.  Invest in puts, calls, straddles, spreads, or any combination thereof, except currency, interest rate, and financial instrument contracts.

5.  Engage in the strategy of short sales of securities.

6.  Invest in variable amount master demand notes.

7.  Engage in arbitrage.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has its own investment objective and follows policies and techniques designed to achieve that objective.

GROWTH PORTFOLIO

The Growth Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Portfolio adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Portfolio invests at least 80% of its total assets in common stocks.

The Growth Portfolio invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. SM&R places an emphasis on companies with growth potential. The Growth Portfolio does not employ exotic investment strategies, such as using options and futures.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. The Growth Portfolio limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Portfolio's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Growth Portfolio generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market.

At varying times, SM&R may also overweight other sectors of the market providing above average growth prospects, like healthcare.

Conversely, SM&R generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities and basic materials.

As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Portfolio may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. The Growth Portfolio may (but is not required to) take temporary defensive positions inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. For example, the Growth Portfolio may, on a temporary basis, invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements. If the portfolio takes such defensive measures, the portfolio may not achieve its investment objective.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. SM&R adjusts this composition of portfolio investments from time to time to best accomplish the Equity Income Portfolio's investment objectives under current conditions. In pursuit of the Equity Income Portfolio's objectives, SM&R will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Portfolio will invest at least 80% of its assets in equity securities rather than debt securities.

SM&R views common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Portfolio generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, SM&R may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, SM&R generally underrepresents certain sectors of the market tending to have below average dividend yields, such as technology. As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

BALANCED PORTFOLIO

The Balanced Portfolio uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of U.S. government and high-grade corporate bonds, bonds convertible into the common stock of the issuing corporations, collateralized mortgage obligations, mortgage-backed securities, cash, and money market instruments. SM&R changes the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Portfolio's goal is to seek to conserve principal, produce current income, and achieve long-term capital appreciation through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive its stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

The Balanced Portfolio will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Portfolio's objectives. The Balanced Portfolio invests at least 25% of assets in investment grade fixed income securities.

The Balanced Portfolio will invest in fixed-income securities and equity securities as described above. However, the Balanced Portfolio will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on SM&R's appraisal of market and economic conditions. SM&R believes that a portfolio that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Portfolio's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Portfolio's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in the general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Portfolio determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Board of Directors. The Money Market Portfolio may invest in the following types of high quality debt obligations:

1.  U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. U.S. Government Obligations include U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

2.  Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

3.  Banker's Acceptances. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

4.  Commercial Paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

5.  Bonds and Notes. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less.

6.  Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Portfolio does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Portfolio limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Portfolio. As used in this Statement of Additional Information, "Eligible Securities" means securities that are:

(a)  rated in one of the two highest short-term rating categories, or

(b)  whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite nationally recognized statistical rating organizations ("NRSROs"). Currently, five organizations are NRSROs: Moody's Investors Service, S&P, Fitch, Inc., Dominion Bond Rating Service, Ltd. and A. M. Best Company, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Portfolio generally limits its investments in securities, as follows:

•  It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

•  It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

•  It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Techniques and Policies" later in this Statement of Additional Information for a more detailed explanation of the investment categories.) The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months). Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other portfolio. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.

GOVERNMENT BOND PORTFOLIO

The Government Bond Portfolio seeks to achieve its objective through investment of 80% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. Government Obligations — There are two broad categories of U.S. Government Obligations:

(1)  direct obligations of the U.S. Treasury, and

(2)  obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

Mortgage-Backed Securities — SM&R anticipates that a portion of the Government Bond Portfolio's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U. S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U. S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available that SM&R currently anticipates purchasing for the Government Bond Portfolio. The Government Bond Portfolio will not purchase interest-only or principal-only mortgage-backed securities.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Portfolio's securities will generally increase. However, SM&R anticipates that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Portfolio invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the portfolio's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Portfolio purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

Collateralized Mortgage Obligations — The Government Bond Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U. S. Government securities. Collateralized obligations in which the Government Bond Portfolio may invest are issued or guaranteed by a U. S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

The Government Bond Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the

U. S. government or one of its agencies or instrumentalities. In addition, the portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

Zero Coupon Bonds — The Government Bond Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Portfolio will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations.

SMALL-CAP/MID-CAP PORTFOLIO

The Small-Cap/Mid-Cap Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of providing long-term capital growth by investments primarily in stocks of small to medium-sized companies. SM&R adjusts this composition from time to time in light of economic conditions. Under normal conditions, the Small-Cap/Mid-Cap Portfolio invests at least 80% of its total assets in stocks and equity related securities of small to medium companies ($30 billion or less in market capitalization). SM&R may also, from time to time, purchase companies with a market capitalization above $30 billion. Stock selection may reflect either a growth or value investment approach.

When choosing stocks, SM&R generally looks for the following characteristics:

•  capable management

•  attractive business niches

•  pricing flexibility

•  sound financial and accounting practices

•  a demonstrated ability to grow revenues, earnings, and cash flow consistently

•  the potential for some catalyst (such as increased investor attention, asset sales, or a change in management) to cause the stock's price to rise

In seeking to meet the portfolio's investment objective, SM&R may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the portfolio's investment program. The following pages describe various types of portfolio securities and investment management practices of the portfolio.

The portfolio invests primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

While most preferred stocks pay a dividend, the portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities and Warrants

SM&R may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Fixed Income Securities

From time to time, the portfolio may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

High-Yield, High-Risk Investing

The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. SM&R may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. SM&R will not purchase this type of security if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities. The investments in convertible securities are not subject to this limit.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

•  Hybrids can have volatile prices and limited liquidity, and their use by the portfolio may not be successful.

SM&R may invest up to 10% of the portfolio's total assets in hybrid instruments.

Private Placements

These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A under the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. SM&R may invest up to 15% of the portfolio's net assets in illiquid securities.

Types of Investment Management Practices

Reserve Position

The portfolio will hold a certain portion of its assets in cash. Such cash will primarily be invested in money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the portfolio may invest without limitation in money market reserves. The effect of taking such a position is that the portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Lending of Portfolio Securities

Like other mutual funds, the portfolio may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

HIGH YIELD BOND PORTFOLIO

Under normal market conditions, SM&R seeks to achieve the High Yield Bond Portfolio's investment objectives by investing at least 80% of its assets in a diversified portfolio of medium- and lower-grade domestic corporate debt securities. SM&R also may invest up to 20% of the portfolio's total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, SM&R invests primarily in securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by SM&R to be of comparable quality at the time of purchase. With respect to such investments, the portfolio has not established any limit on the percentage of its total assets which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated short-term securities and unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.

SM&R invests in a broad range of debt securities represented by various companies and industries and traded in various markets. SM&R buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. The higher yields for current income and the potential for capital appreciation sought by the portfolio are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.

SM&R seeks to minimize the risks involved in investing in medium- and lower- grade securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, SM&R evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial resources, its sensitivity to changing economic conditions and trends, its revenues or earnings potential, its operating history, its current borrowing requirements and debt maturities, the quality of its management, regulatory matters and its potential for capital appreciation. SM&R may consider the ratings from S&P and Moody's in evaluating securities but it does not rely primarily on such ratings. SM&R continuously monitors the issuers of debt securities held by the portfolio.

SM&R may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities. SM&R also may invest up to 5% of the portfolio's assets in warrants and common stocks.

Risks of Investing in Medium- or Lower-Grade Securities

Securities which are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities. However, such medium- or lower-grade securities also generally involve materially greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in medium- or lower-grade securities before investing in the High Yield Bond Portfolio.

Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event an issuer of securities held by the portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the portfolio's investment relate. Further, the portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the portfolio may be unable to obtain full recovery on such amounts.

A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in materially increased volatility in the market price of the medium- or lower-grade securities in the portfolio and thus in the net asset value of the portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

SM&R, the portfolio's investment advisor, is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the High Yield Bond Portfolio's portfolio, the ability of SM&R to value the portfolio's securities becomes more difficult and SM&R's judgment may play a greater role in the valuation of the portfolio's securities due to the reduced availability of reliable objective data.

SM&R may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. SM&R will weigh these concerns against the expected total returns from such instruments.

The portfolio's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. SM&R will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be totally eliminated.

Many medium- and lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the High Yield Bond Portfolio's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the portfolio and may also limit the ability of the portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the portfolio owns or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The portfolio will rely on SM&R's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, SM&R may consider the credit ratings of S&P and Moody's in evaluating securities although SM&R does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the portfolio to dispose of a security. SM&R continuously monitors the issuers of securities held in the portfolio. Additionally, since most foreign debt securities are not rated, the portfolio will invest in such securities based on SM&R's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign debt securities, achievement of the portfolio's investment objectives may be more dependent upon SM&R's credit analysis than is the case with investing in higher- grade securities.

New or proposed laws may have an impact on the market for medium- or lower-grade securities. SM&R is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero coupon or pay-in-kind securities. The portfolio accrues income on these securities prior to the receipt of cash payments. The portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The percentages of the portfolio's assets invested in securities of various grades may vary from time to time.

Risks of Investing in Securities of Foreign Issuers

SM&R may invest up to 20% of the portfolio's total assets in debt securities of similar quality as the securities described above issued by foreign governments and foreign corporations. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers.

Since the portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the portfolio's assets denominated in that currency and the portfolio's yield on such assets. In addition, the portfolio will incur costs in connection with conversions between various currencies.

The risks of foreign investments should be considered carefully by an investor planning to invest in the High Yield Bond Portfolio.

INTERNATIONAL STOCK PORTFOLIO

In seeking to meet its investment objective, the International Stock Portfolio may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the International Stock Portfolio's investment objective. Under normal conditions, the International Stock Portfolio will invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-national companies. Such investment will be made primarily by purchasing American Depository Receipts ("ADRs"), but, the International Stock Portfolio may, to a lesser degree, invest directly in U.S. dollar denominated equity securities of foreign companies.

SM&R identifies candidate investments that are believed to offer the best potential for growth at a reasonable price. SM&R's investment selection emphasizes the evaluation of individual investments more than the consideration of broader market and economic trends. In selecting securities, SM&R generally favors companies with one or more of the following characteristics: leading market position, attractive business niche, strong franchise or natural monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, and healthy balance sheet with relatively low debt.

American Depository Receipts (ADRs). ADRs are U.S. Dollar denominated securities that represent ownership of a specified number of shares of a foreign security. ADRs are issued by domestic U.S. banks, and they are traded in the U.S. on national securities exchanges and over-the-counter. The banks act as custodians of the shares of the foreign stock and collect dividends on the stock, which are either reinvested or distributed by the bank to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, ADR investments do entail the foreign risks associated with international investing.

ADRs may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the ADRs.

ADRs reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the International Stock Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the International Stock Portfolio may purchase preferred stock where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Fixed Income Securities. The International Stock Portfolio may invest in any type of investment-grade security. It may invest up to 5% of its total assets in below investment-grade bonds, commonly referred to as "junk bonds." Such securities would be purchased in companies that meet the investment criteria for the International Stock Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Junk bond prices can be much more volatile and have a greater risk of default than investment-grade bonds.

Hybrid Investments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by the International Stock Portfolio may not be successful. The International Stock Portfolio may invest up to 10% of its total assets in hybrid instruments.

Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A of the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. The International Stock Portfolio has determined that it may invest up to 15% of its net assets in illiquid securities.

WEBS (World Equity Benchmark Shares) are designed to give U.S. investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected. This type of security represents 17 country-specific series of securities that are listed and traded on the American Stock Exchange. WEBS represent an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International (MSCI) country index. This type of security is not considered to be a derivative security.

WEBS are subject to foreign currency risk since they do not hedge currencies. Additionally, because they are investments in international markets, investment returns may be more volatile than those of the U.S. Market. Furthermore, they involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

"World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley, Dean Witter & Co. "MSCI" and "MSCI Indices" are service marks of Morgan Stanley & Co. Incorporated.

INVESTMENT TECHNIQUES

U.S. Treasury Securities. Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the

U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

U.S. Government Obligations. Each Portfolio may invest in direct or implied debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Such obligations include, but are not limited to, Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration, the Export-Import Bank, the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the United States Postal Service, the Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal Land Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

The Portfolios will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when, in its opinion, the credit risk is minimal. Except in the case of the Money Market Portfolio, the Portfolios do not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Portfolio's liquidity on a short-term basis during adverse and unusual market conditions.

Mortgage-backed U.S. Government Obligations. The Government Bond Portfolio and Balanced Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interest in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond and Balanced Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Portfolio and Balanced Portfolio reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond and Balanced Portfolios ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond and Balanced Portfolios at a premium would result in capital losses.

Inflation-Indexed Bonds. The Government Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation-adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Collateralized Mortgage Obligations. The Balanced Portfolio, Government Bond Portfolio and the Money Market Portfolio each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the Balanced, Government Bond Portfolio and

Money Market Portfolios may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

The Money Market Portfolio will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

Mortgage Pass-Through Securities. Additionally, the Government Bond Portfolio may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Other Asset-Backed Securities. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

Consistent with the Government Bond Portfolio's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

Repurchase Agreements. Each Portfolio may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a Portfolio will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Portfolio's holding period.

These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Portfolio purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral.

The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Portfolios may enter into such repurchase agreements. Such arrangements permit each Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Portfolio will purchase repurchase agreements maturing more than seven (7) days after such purchase.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of that Portfolio and therefore the realization by that Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Reverse Repurchase Agreements. Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, which will be subject to the Fund's fundamental restrictions.

Ratings. If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, SM&R will consider any such event in determining whether the Portfolio should continue to hold the security. For subsequent downgrades of securities purchased by the Money Market Portfolio, steps shall be taken to reassess promptly whether such security continues to present minimal credit risks and the Portfolio shall take such action as is determined to be in the best interests of the Portfolio and its shareholders.

Lending of Securities. Although there is no present intent to do so, the Portfolios may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their portfolio securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that —

(a)  the borrower pledge and maintain with the Portfolios collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans,

(b)  the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

(c)  the loans be made subject to termination by the Portfolios at any time, and

(d)  the Portfolios receive reasonable interest on the loans (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

The principal risk of lending is the potential insolvency of the borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

When Issued and Delayed Delivery Transactions. The Government Bond Portfolio and the High Yield Bond Portfolio may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Government Bond and High Yield Portfolios to the issuer and no interest accrues to the Portfolios. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

Because the Government Bond Portfolio or High Yield Bond Portfolio relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered advantageous. When the Government Bond Portfolio or the High Yield Bond Portfolio is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Portfolio and the High Yield Bond Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Portfolio's or the High Yield Bond Portfolio's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Government Bond Portfolio or the High Yield Bond Portfolio engages in "when issued" and "delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Foreign Debt Securities. The Government Bond Portfolio may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Portfolio, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

Foreign Currency Transactions. The International Stock Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The International Stock Portfolio will generally not enter into a forward contract with a term greater than one year.

The International Stock Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when it is believed that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the International Stock Portfolio's securities denominated in such foreign currency. Under certain circumstances, a fund may commit a substantial portion or the entire value of its portfolio to consummation of these contracts. SM&R will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the International Stock Portfolio and the flexibility of the International Stock Portfolio to purchase additional securities.

Illiquid Securities. Each Portfolio may invest up to 15% (10% of the Money Market Portfolio) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

144A Securities and Section 4(2) Commercial Paper. If otherwise consistent with its investment objective and policies, a Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

Any such security may be determined to be liquid under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Portfolio holding such securities may increase.

Certificate of Deposits and Bankers Acceptances. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Savings and loan associations whose certificates of deposit may be purchased by the Portfolios are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Market Portfolio may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

Money Market Portfolio Investments. Pursuant to the 1940 Act, the Money Market Portfolio may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Portfolio currently does not intend to invest in unrated securities.

SM&R has the responsibility of determining that each investment by the Money Market Portfolio presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and SM&R's familiarity with the issuer.

The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Portfolio will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

The Money Market Portfolio will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Portfolio has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Portfolio may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Portfolio has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

Investments in Other Investment Companies. From time to time, investments in other investment companies (mutual funds) may be the most effective available means by which the portfolios may invest in securities of issuers in certain countries. Such investments may include, for example, investments by the International Stock Portfolio in World Equity Benchmark Shares-SM- (commonly known as "WEBS"), which are exchange-traded shares of investment company series that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Stock Portfolio would continue to pay its own management fees and other expenses. The International Stock Portfolio may make these investments when, in the judgment of SM&R, the potential benefits outweigh the payment of any applicable premium, sales load and expenses. The International Stock Portfolio's investments in other investment companies are subject to the provisions of the Investment Company Act of 1940, except that a portfolio will not purchase securities of registered open-end investment companies or registered unit in investment trusts in reliance on section 12(d)(1)(F) or (12)(d)(1)(G) of the 1940 Act.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Warrants. The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, each of the portfolios (except the Money Market Portfolio) may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the portfolios (except the Money Market Portfolio) may invest in Standard & Poor's Depositary Receipts® (SPDRs)®, issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts® (MidCap SPDRs)®, similarly linked to the S&P MidCap 400 Index.

There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

STRATEGIC TRANSACTIONS

To the extent described below, the High Yield Bond Portfolio and the International Stock Portfolio (each a "portfolio" and collectively the "portfolios" for purposes of this section only) may, but are not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the High Yield Bond Portfolio may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the portfolio resulting from securities markets or currency exchange markets, to protect the portfolio's unrealized gains in the value of its portfolio's securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio's securities, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The International Stock Portfolio may purchase and sell futures contracts, forward contracts and options on securities, financial indices, and foreign currencies.

The portfolios may sell options on securities the portfolios own or have the right to purchase without additional payments, up to 25% of each portfolio's net assets, for non-hedging purposes. When a portfolio sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the portfolio will realize as profit the premium received for such option. When a call option of which a portfolio is the writer is exercised, the option holder purchases the underlying security at the strike price and the portfolio does not participate in any increase in the price of such securities above the strike price. In addition, the portfolio would need to replace the underlying securities at prices which may not be advantageous to the portfolio. When a put option of which a portfolio is the writer is exercised, the portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a portfolio to utilize these Strategic Transactions successfully will depend on SM&R's ability to predict pertinent market movements, which cannot be assured. The portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SM&R's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a portfolio can realize on its investments or cause a portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a portfolio from its Strategic Transactions will generally be taxable.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The portfolios' ability to close out their positions as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SM&R must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and subject to the portfolios' limitation on illiquid securities.

If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in the portfolio or will increase the portfolio's income. The sale of put options can also provide income. A portfolio may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by a portfolio must be "covered" (i.e., the portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the portfolio will receive the option premium to help protect it against loss, a call sold by the portfolio exposes the portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the portfolio to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that a portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a portfolio, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option. A portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures

Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The portfolios may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The portfolios may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by SM&R.

The portfolios' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The portfolios will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

A portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the High Yield Bond Portfolio and the International Stock Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the High Yield Bond Portfolio's and the International Stock Portfolio's securities denominated in linked currencies. For example, if SM&R considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the portfolio holds securities denominated in Austrian schillings and SM&R believes that the value of schillings will decline against the U.S. dollar, SM&R may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SM&R, it is in the best interests of the portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SM&R's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the High Yield Bond Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The High Yield Bond Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The High Yield Bond Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by the High Yield Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The High Yield Bond Portfolio may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, SM&R and the High Yield Bond Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The High Yield Bond Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by SM&R. If there is a default by the Counterparty, the High Yield Bond Portfolio may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a portfolio segregate cash or liquid securities with its custodian to the extent portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the portfolios to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a portfolio requires the portfolio to segregate cash or liquid securities equal to the exercise price. A currency contract which obligates a portfolio to buy or sell currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the portfolio's obligations or to segregate cash or liquid securities equal to the amount of the portfolio's obligation.

OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when a portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the portfolio will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a portfolio other than those above generally settle with physical delivery, and the portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities. With respect to swaps, the High Yield Bond Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the High Yield Bond Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A portfolio also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the portfolio. Moreover, instead of segregating assets if the portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The portfolios' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Fund has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by SM&R or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Fund's portfolio holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Fund's fiscal quarter. Copies of the Fund's reports and Forms N-Q are available free on the SEC's EDGAR Database website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by mailing an e-mail request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-01102.

From time to time, officers of the Fund or SM&R may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders and rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected in the SEC filings discussed above.

Additionally, SM&R may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. SM&R may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, nominal maturity, price/book value, effective maturity, price/earnings ratio, weighted average coupon, weighted average quality, market capitalization, dividend yield or growth, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about the Fund will be based on the Fund's most recent quarter-end portfolio, or some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders and rating and ranking organizations and the content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above, if, in the sole judgment of SM&R, the information could be used in a manner that would be harmful to the Fund.

SM&R also discloses portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to the Fund's custodians and auditors. Portfolio holdings are disclosed to the Fund's pricing service vendors and other persons who provide systems or software support in connection with fund operations. In connection with managing the Fund, the Fund's investment advisers may use analytical systems provided by third parties who may have access to the Fund's portfolio holdings. In all of these situations, the outside party has agreed in writing (or is otherwise required by virtue of written policies, professional responsibility, regulatory obligations or fiduciary duty) to maintain the Fund's portfolio holdings on a confidential basis and to refrain from trading on the basis of such information. SM&R relies on these confidentiality obligations in determining that such disclosures are not harmful to the Fund. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The frequency with which portfolio holdings may be disclosed to an outside party, and the length of the lag, if any between the date of the information and the date on which the information is disclosed, is determined based on the facts and circumstances, including without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of such disclosure varies, and may be as frequently as daily with no lag.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Fund's portfolio securities, the Fund may disclose agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who SM&R believes was misusing the disclosed information.

Fund Service Providers

INDATA	provides sector information
Interactive Data Corporation	provides pricing information
Bloomberg Funds	provides statistical information
Lipper, Inc.	provides statistical information
Morningstar, Inc.	provides statistical information
Thomson Financial Research	provides statistical information

Neither the Fund nor its affiliates are authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information. Before any non-public disclosure of information about a Fund's portfolio holdings is permitted:

•  The employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information;

•  The request must be submitted to the Fund's Chief Compliance Officer;

•  The Fund's Chief Compliance Officer and/or SM&R's Chief Compliance Officer is responsible for authorizing the selective release of portfolio holding information;

•  If the request is approved, the Fund and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information; and

•  The Fund's executive officers and the Investment Adviser's Chief Compliance Officer are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Fund's shareholders and the Fund's affiliates.

For such persons to find that there is a legitimate business purpose, they must determine that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund.

PORTFOLIO TURNOVER

Portfolio turnover for a Portfolio is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Portfolio's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Portfolios be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Portfolio are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Portfolio and its shareholders must bear such higher expenses.

The portfolio turnover rates for the Portfolios for past two fiscal years are as follows:

	Year ended December 31, 2005	Year ended December 31, 2004
Growth Portfolio	34.92%	1.23%
Equity Income Portfolio	25.57%	5.33%
Balanced Portfolio	25.83%	17.42%
Government Bond Portfolio	54.09%	65.14%
Small-Cap/Mid-Cap Portfolio	464.91%	448.28%
High Yield Bond Portfolio	7.94%	29.84%
International Stock Portfolio	1.32%	4.22%

The Money Market Portfolio experienced no portfolio turnover because it invests only in short-term money market instruments.

No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Portfolios or an affiliated person of such person; or (ii) any broker an affiliated person of which is an affiliated person of the Portfolios, American National, or SM&R.

MANAGEMENT OF THE FUND

The Board of Directors of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund.

Officers and Directors of the Fund

Information about each of the officers and directors of the Fund is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Portfolios, as defined in the 1940 Act, are indicated by the appropriate heading.

Independent Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Florentino F. Gonzalez 2450 South Shore Blvd., League City, TX 77573 Age 46	Director	Indefinite Since 11/05	Representative, The University of Texas Medical Branch at Galveston, Office of Equal Opportunity and Diversity	19	*

Edwin K. Nolan 2450 South Shore Blvd., League City, TX 77573 Age 62	Director Nominating Committee Audit Committee	Indefinite Since 11/97 Indefinite Since 11/00 Indefinite Since 11/03	Investor and Attorney, Law Offices, Edwin K. Nolan, P.C. Director/Owner of Canyon Lake Aviation, Inc. Director of Hancock Mini Mart, Inc.	19	*

Robert V. Shattuck 2450 South Shore Blvd., League City, TX 77573 Age 64	Director Nominating Committee	Indefinite Since 11/97 Indefinite Since 11/00	Attorney, Law Offices, Robert V. Shattuck, Jr.	19	*

Donald P. Stevens 2450 South Shore Blvd., League City, TX 77573 Age 59	Director Nominating Committee	Indefinite Since 9/00 Indefinite Since 11/00	Assistant to the President for Governmental Relations of the University of Texas Medical Branch, Galveston, TX Vice President and Director, Jamail Galveston Foundation (a family charitable foundation)	19	*

Steven H. Stubbs 2450 South Shore Blvd., League City, TX 77573 Age 67	Director Audit Committee Chairman	Indefinite Since 9/00 Indefinite Since 8/03	President and Director of Dancing Rabbit Press, Inc. (a publishing company) Board Member, Neshoba County Public Library	19	*

Interested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Michael W. McCroskey 2450 South Shore Blvd., League City, TX 77573 Age 62	President & Director	Indefinite Since 8/94	President, CEO, Director and member of Executive Committee of Securities Management and Research, Inc. (SM&R)^
Executive Vice President and Treasurer of American National Insurance Company
Director and President of ANREM Corporation (real estate management company)^
President and Director of ANTAC Corporation (real estate management company)^
Director of Comprehensive Investment Services, Inc. (investment services company)^
Vice President of Garden State Life Insurance Company^
Vice President of American National Property & Casualty Company^
Vice President of Standard Life & Accident Insurance Company^
Vice President of Pacific Property and Casualty Company^
Assistant Secretary of American National General Insurance Company^
Assistant Secretary of American National Life Insurance Company of Texas^
Vice President of Farm Family Life Insurance Company^
Vice President of Farm Family Casualty Insurance Company^
Vice President of United Farm Family Insurance Company^
Vice President and Director of Eagle 99, Inc. (a real estate investment company)^
			President and Director of ANH2O, Inc. (a real estate investment company)^	19	*	(1)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Lea McLeod Matthews 2450 South Shore Blvd., League City, TX 77573 Age 43	Director	Indefinite Since 8/94	Communications Specialist, National Western Life Insurance Company (5/02-present) Director of Garden State Life Insurance Company^ Senior Communications Specialist, Texas Guaranteed Student Loan Corporation (1/01-5/02) Internal Publications Manager, Tivoli Software 4/00-1/01	19	*	(2)

Ann McLeod Moody 2450 South Shore Blvd., League City, TX 77573 Age 68	Director	Indefinite Since 11/97	Housewife, Personal Investments Director of Moody Gardens, Inc. (a charitable organization)	19	*	(3)

Jamie G. Williams 2450 South Shore Blvd., League City, TX 77573 Age 59	Director Audit Committee Chairman	Indefinite Since 11/97 Indefinite Since 11/00	Regional Grants Director, The Moody Foundation (a charitable foundation) President's Advisory Council, Dallas Center for the Performing Arts Foundation (an organization that supports the arts in the Dallas, Texas area) Academic Language Therapist and Educational Consultant	19	*	(4)

(1)  Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2)  Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board and Chief Executive Officer of Moody National Bank (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the Chairman of the Board and Chief Executive Officer of the companies owning the controlling interests in such Bank, and he is a life income beneficiary of one of such trusts.

Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3)  Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above.

Ms. Moody is the mother of Fund director Lea McLeod Matthews.

(4)  Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

*  Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.

^  Under control with American National.

Officers

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Michael W. McCroskey 2450 South Shore Blvd., League City, TX 77573 Age 62	President & Director*	Indefinite Since 8/94	SEE INTERESTED DIRECTOR TABLE ABOVE	19

Brenda T. Koelemay 2450 South Shore Blvd., League City, TX 77573 Age 51	Vice President & Treasurer*	Indefinite Since 1992	Vice President & Treasurer of SM&R	19

Teresa E. Axelson 2450 South Shore Blvd., League City, TX 77573 Age 58	Vice President & Secretary*	Indefinite Since 1983	Vice President & Secretary of SM&R	19

Debbie L. Hankins 2450 South Shore Blvd., League City, TX 77573 Age 49	Chief Compliance Officer*	Indefinite Since 2004	Manager & Supervisor, Financial Reporting of SM&R and Assistant Treasurer of the Fund until 12/31/04.	19

*  Positions also held with SM&R Investments, Inc., another investment company advised by SM&R.

The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee. Information about each of these committees is provided below.

Audit Committee:  The purposes of the Audit Committee are to assist the Board of Directors 1) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers; 2) in its oversight of the Fund's financial statements and the independent audit thereof; and 3) in acting as a liaison between the Fund's independent accountants and the Board of Directors. The Audit Committee held four meetings during the last Fiscal Year. Messrs. Stevens and Nolan serve on the committee along with Mr. Stubbs, Chairman.

Nominating Committee: This committee has the responsibility of reviewing, selecting and recommending qualified nominees to the Board for all director vacancies. There was one committee meeting held during the last Fiscal Year to recommend the appointment of Florentino F. Gonzalez to fill the vacancy created by the death of Ernest S. Barratt, Ph.D. Messrs. Nolan, Shattuck and Stevens serve on this committee. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.

The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by SM&R, owned by each Director as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Michael W. McCroskey	$10,001-$50,000	Over $100,000
Lea McLeod Matthews	None	$1-$10,000
Anne McLeod Moody	None	None
Jamie G. Williams	None	None
Independent Directors
Florentino F. Gonzalez	None	None
Edwin K. Nolan	None	$1-$10,000
Robert V. Shattuck, Jr.	None	$50,001-$100,000
Donald P. Stevens	None	Over $100,000
Steven H. Stubbs	None	$1-$10,000

The Board of Directors annually reviews the investment advisory agreements between the various Portfolios of the Fund and SM&R. The advisory agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the agreements or not "interested" persons (as defined in the Investment Company Act of 1940) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. In considering the investment advisory agreements, the Board of Directors did not identify any single factor as controlling or determinative, and the following summary does not discuss all factors considered. Factors considered by the Board of Directors in connection with their approval of the investment advisory contracts include the following:

The Nature and Quality of Advisory Services Rendered by SM&R

In examining the nature and quality of investment advisory services rendered by SM&R, the Board of Directors reviewed several matters. They reviewed the educational and business background of the portfolio managers and other key advisory personnel, and they examined SM&R's compliance with the applicable investment objectives, policies, and restrictions of the various Portfolios of the Fund, as well as compliance with applicable IRS requirements. In addition to these qualitative factors, the directors also quarterly reviewed pertinent quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 year periods, or for the life of a Portfolio, if shorter. They also quarterly compared the Funds' performance with a representative sample of comparable funds and recognized indexes. Finally, they evaluated the volatility of investment returns and the risk levels of Portfolio securities. Lastly, the Board of Directors requested and reviewed an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints.

SM&R's Profitability in Providing Advisory Services

The Board of Directors reviewed profitability reports on the Fund, provided by the Fund's Treasurer, including descriptions of the nature and amount of any indirect benefits that SM&R received attributable to its performance of services for the Fund, including brokerage transaction matters and commissions to SM&R or affiliates for the sale of variable insurance contracts funded by the Fund. The Board of Directors also considered the appropriateness of the method by which the costs to SM&R for providing services to the Fund are calculated, concluding that such method reasonably reflects the costs to SM&R under the circumstances.

Financial Condition

The Board obtained copies of SM&R's most recent financial statements to assess SM&R's financial condition.

Compensation Received by SM&R

The Board of Directors reviewed the level and method of calculating the various Portfolios' advisory fees and administrative service fees, considering the nature and quality of the services provided by SM&R and SM&R's profitability in providing such services. The Board of Directors also compared such fees with fees of comparable funds, taking into account that some funds may receive both advisory and administrative services under a single contract for a single advisory fee. The Board of Directors also considered the fees that SM&R received under other agreements with the Fund, including a custodian agreement, distribution and administrative services agreement, and underwriting agreement.

Other Services Rendered by SM&R to the Fund

The Board of Directors also considered the nature and quality of non-advisory services rendered by SM&R to the Fund, including shareholder services, fund accounting, custodian services, administrative services, distribution services, and underwriting.

Conclusion

Based on their evaluation of all material factors, the Board of Directors concluded that the existing advisory fee structures are fair and reasonable and that the existing advisory agreements should be continued.

REMUNERATION OF DIRECTORS

Directors of the Fund who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Fund. Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

By resolution of the Boards of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 2005, the Fund paid $21,456 to such directors for fees and expenses in attending meetings of the Boards of Directors. The directors who are "Interested Persons" and the officers of the Fund receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Fund. The director's fee consists of an annual component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2005 for each director.

Director	Aggregate Compensation from Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	*Total Compensation From All Funds Managed by SM&R
Ernest S. Barratt, Ph.D. (1)	$2,500	None	None	$9,500
Florentino F. Gonzalez (2)	None	None	None	None
Lea McLeod Matthews *	—	None	None	—
Michael W. McCroskey *	—	None	None	—
Ann McLeod Moody *	—	None	None	—
Edwin K. Nolan	$4,000	None	None	$16,000
Robert V. Shattuck, Jr.	$4,000	None	None	$16,000
Donald P. Stevens	$4,000	None	None	$16,000
Steven H. Stubbs	$4,000	None	None	$16,000
Jamie G. Williams *	—	None	None	—

*  "Interested Persons" as defined by the 1940 Act.

(1)  Dr. Barratt served as a director of the Company for approximately eight years prior to his death in August 2005.

(2)  Mr. Gonzalez was elected director on November 17, 2005 by the Board of Directors to fill the vacancy created by the death of Ernest S. Barratt, Ph.D.

POLICY REGARDING PERSONAL INVESTING

The Fund and SM&R, its investment adviser and principal underwriter, have adopted a Code of Ethics, which places limitations on the personal securities transactions of certain SM&R and Fund personnel, including directors, officers, portfolio managers, and other individuals who have access to certain non-public investment information (collectively, "access persons"). For example, an access person may not engage in a personal securities transaction with respect to a particular security with actual knowledge, at that same time, that (i) a recommendation has been made within SM&R that such security be traded, which recommendation has not yet been acted upon; (ii) a portfolio manager intends to purchase or sell such security; or (iii) there are pending orders with respect to the security that are yet to be completed or withdrawn. In addition, access persons may not execute a personal securities transaction within twenty-four (24) hours of a trade by the Fund for the same or a related security. All access persons must file periodic reports of their personal securities transactions with SM&R's Chief Compliance Officer.

The Code imposes additional limitations on the personal securities transactions of Fund portfolio managers and other individuals who make, participate in, or obtain information regarding the purchase or sale of securities by the Fund. Such individuals generally may not engage in a personal securities transaction to buy or sell any security for his or her personal account if that same security is held in, or is being considered as a potential acquisition by the Fund. In addition, subject to limited exceptions, such individuals holding a beneficial interest in a security being purchased by a Fund portfolio that they manage and/or to which they provide investment assistance must sell their holdings at least twenty-four (24) hours prior to any Fund investment being made.

SECURITIES MANAGEMENT AND RESEARCH, INC.
PROXY VOTING POLICIES

Securities Management and Research, Inc. ("SM&R") is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below are SM&R's policies on voting shares owned by its advisory clients, which may be revised from time to time.

GENERAL PROXY VOTING POLICIES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services and others. SM&R's Investment Committee will vote any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Committee will update and revise the voting policies ("Policies") as new issues arise. The Committee will, when necessary, discuss and determine the votes for issues that do not fall into one of the categories defined in the Policies, by applying the general principle noted above. For issues that do not fall within pre-determined voting guidelines, the Committee may consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.

Election of the Board of Directors

Good governance starts with an independent board, without significant ties to management, all of whose members are elected annually. Key board committees should be entirely independent.

•  We will generally vote FOR

  the election of directors that result in a board made up of a majority of independent directors.

  efforts to declassify existing boards unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause, and will vote against efforts to adopt classified board structures.

•  We will generally vote AGAINST non-independent directors who serve on audit, compensation, and/or nominating committees of the board.

•  We will hold directors accountable for the actions of the committees on which they serve. For example, we will generally vote AGAINST nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

•  We will evaluate on a case-by-case basis —

  proposals requiring that the positions of chairman and CEO be held separately.

  proposals on director and officer indemnification and liability protections.

  votes in contested elections of directors.

  proposals that establish or amend director qualifications.

Approval of Independent Auditors

The relationship between a company and its auditors should be limited primarily to the audit process, although it may include certain closely related activities that do not raise any appearance of impaired independence.

•  We will generally vote FOR proposals that ratify the selection of auditors and ask for reasonable audit firm rotation.

•  We will vote AGAINST proposed auditors where non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm.

•  We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company to determine whether independence has been compromised.

Equity-based Compensation Plans

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective tool to align the interests of shareholders and management, employees, and directors. We are opposed to plans that substantially dilute shareholder ownership interests in the company, provide excessive rewards, or have objectionable structures.

•  We will generally vote AGAINST plans

  where total potential dilution in aggregate exceeds 15% of shares outstanding.

  if annual option grants have exceeded 2% of shares outstanding.

  featuring structures such as the ability to re-price underwater options, the ability to issue options with an exercise price below the stock's current market price, the ability to issue reload options, and automatic share replenishment.

  that authorize the board of directors or its compensation committee to materially amend a plan without shareholder approval.

•  We will generally vote FOR

  measures intended to increase long-term stock ownership by executives including requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a multiple of salary), requiring minimum holding periods for stock acquired through option exercise, and using restricted stock grants in lieu of options.

  the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•  Total and annual dilution thresholds are viewed as guidelines, not ceilings, and when assessing shareholder impact we will consider other factors such as the nature of the industry and size of the company

Corporate Structure and Shareholder Rights

Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to the corporation's by-laws by a simple majority vote.

•  We will generally vote FOR proposals —

  to remove super-majority (typically 66.7%-80%) voting requirements.

  requiring voting be confidential.

  to lower barriers to shareholder action such as limited rights to call special meetings, and limited rights to act by written consent.

  to subject shareholder rights plans (poison pills) to a shareholder vote. In evaluating these plans we will generally support arrangements with short-term (under 3 years) sunset provisions, qualified bid/permitted offer provisions (chewable pills), and/or mandatory review by a committee of independent directors at least every three years (TIDE provisions).

  increases in authorized common stock, provided the issuance is not deemed to be a takeover defense, and the increase is not greater than three times the number of shares outstanding and reserved for issuance.

•  We will generally vote AGAINST proposals —

  to impose super-majority requirements.

  for a separate class of stock with disparate voting rights.

  for golden parachute accelerated employment compensation contracts that protect executive compensation in case of a merger or other corporate event.

  that authorize preferred stock offerings or stock purchase rights that are deemed to be for the purpose of takeover defense.

Corporate Governance

•  We generally vote FOR proposals

  to amend bylaws or charters for housekeeping changes.

  for re-incorporation.

•  We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Corporate and Social Policy Issues

Ordinary business matters are primarily the responsibility of management and should be approved solely by the board of directors. Proposals in this category, initiated primarily by shareholders, typically request the company disclose or amend certain business practices.

•  We generally vote AGAINST these types of proposals, though exceptions are made in instances where we believe a proposal has substantial economic implications.

Other Provisions

No set of guidelines can anticipate all potential proxy voting situations that may arise. In special cases, SM&R's Investment Committee may seek insight from portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly, with due regard for shareholders.

Conflicts of Interest

SM&R recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. To address potential conflicts of interest between SM&R and its advisory clients, SM&R will use any of the following methods:

•  Adopt a policy of disclosing the conflict to clients and obtaining their consent before voting;

•  Base the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of SM&R, or

•  Use the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by using pre-determined voting guidelines and using the recommendations of an independent third party.

Proxy Voting Record Retention

SM&R retains the following records:

•  Proxy voting policies and procedures;

•  Proxy statements;

•  Records of votes cast on behalf of clients;

•  Records of clients' request for proxy voting information; and

•  Any documents prepared by or on behalf of SM&R that were material in making the decision on how to vote.

SM&R may rely on proxy statements filed on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system in lieu of maintaining its own statement files. SM&R may also rely on a third party for retention of proxy statements and records of votes cast.

SM&R will retain the above mentioned records for a minimum of five years.

Disclosure of Proxy Records

The Fund is required to file with the SEC and to make available to its clients, upon request, its record of how it voted proxies relating to portfolio securities. Information regarding how the Fund voted proxies during the most recent twelve month period is available (1) without charge, upon request, by calling 1-800-231-4639; and (2) on the SEC's website filed on Form N-PX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, officers and directors of the Fund as a group owned less than 1% of the Fund's outstanding securities.

As of April 1, 2006, American National and SM&R owned 99% and 1% of the outstanding shares of the Growth Portfolio; 99% and 1% of the outstanding shares of the Equity Income Portfolio; 99% and 1% of the outstanding shares of the Balanced Portfolio; 99% and 1% of the outstanding shares of the Money Market Portfolio; 100% and 0% of the outstanding shares of the Government Bond Portfolio; 100% and 0% of the outstanding shares of the High Yield Bond Portfolio; 97% and 3% of the outstanding shares of the Small-Cap/Mid-Cap Portfolio; and 79% and 21% of the International Stock Portfolio. See "Control and Management of SM&R" below.

INVESTMENT ADVISORY AND OTHER SERVICES

Control and Management of SM&R

SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of SM&R Investments, Inc. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550. As of April 1, 2006, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.23% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owned approximately 37.23% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Frances Anne Moody-Dahlberg and Ross R. Moody. Ross R. Moody is Robert L. Moody's son. Ms. Moody-Dahlberg is Robert L. Moody's daughter and a director of American National and Executive Director of the Foundation. Moody National Bank (the "Bank") is trustee of the Libbie Shearn Moody Trust. Other trusts for which the Bank serves as trustee own approximately 9.32% of American National's common stock.

The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 2006, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 51.86% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also an advisory director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, SM&R Investments, Inc., and SM&R.

Robert L. Moody is:

•  Chairman of the Board of Directors and Chief Executive Officer of American National,

•  Chairman of the Board of Directors and Chief Executive Officer of the Bank, Bancshares, and MBHC

The following persons are affiliated with the Fund and SM&R in the specified capacities:

•  Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of SM&R Investments, Inc.;

•  Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President, Chief Compliance Officer and Secretary of SM&R and Vice President and Secretary of SM&R Investments, Inc.; and

•  Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R and SM&R Investments, Inc.

Investment Advisory Agreements

Under the Advisory Agreements, SM&R is paid a monthly advisory fee. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of 0.55% of the portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of 0.75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap

Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.

As investment adviser, SM&R manages the investment and reinvestment of each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Portfolio investment programs. All investments are reviewed quarterly by the Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Portfolio.

The Advisory Agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreements or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of management to submit continuation of the Advisory Agreements annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio was most recently approved by the Board of Directors on November 17, 2005, and by the shareholders on April 1, 1992. The Investment Advisory Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio were most recently approved by the Board of Directors on February 16, 2006, and by SM&R as the initial shareholder on May 1, 2000. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.

As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Portfolio's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Portfolio's outstanding shares.

The average daily net asset value of each Portfolio shall be computed by adding the net asset values computed by SM&R each day during the period and dividing the resulting total by the number of days in the period. The net asset value per share of each Portfolio's shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of shares outstanding. Expenses and fees of each Portfolio, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Portfolio will be valued as of the close of trading on each day that the New York Stock Exchange is open for trading and that is not an SM&R business holiday. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

Advisory Fees Paid

For the past three fiscal years, SM&R received investment advisory fees from each Portfolio as follows:

	Advisory Fees for the Year Ended December 31, 2005	Advisory Fees for the Year Ended December 31, 2004	Advisory Fees for the Year Ended December 31, 2003
Growth Portfolio	$91,314	$86,308	$71,477
Equity Income Portfolio	$113,390	$108,208	$90,641
Balanced Portfolio	$70,048	$63,340	$50,472
Money Market Portfolio	$164,681	$138,750	$97,428

For the periods indicated, the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio paid SM&R investment advisory fees as follows:

	Advisory Fees for the Year Ended December 31, 2005	Advisory Fees for the Year Ended December 31, 2004	Advisory Fees for the Year Ended December 31, 2003
Government Bond Portfolio	$60,523	$54,356	$50,815
Small-Cap/Mid-Cap Portfolio	$39,300	$34,257	$17,436
High Yield Bond Portfolio	$153,177	$142,291	$123,168
International Stock Portfolio	$38,664	$30,663	$22,521

Administrative Service Agreement

Under an Administrative Service Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, dated February 8, 1991, and under Administrative Service Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio, dated May 1, 2000 (collectively the "Administrative Service Agreements"), SM&R provides all non-investment related management, executive, administrative and operational services to each Portfolio. Pursuant to the Administrative Service Agreements, SM&R also acts as transfer agent for the Fund's authorized and issued shares and as dividend disbursing agent.

In its capacity as administrator under the Administrative Service Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Portfolios. SM&R's duties as administrator include, among other things: administering the Portfolios' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Portfolio.

In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

Under the Administrative Service Agreements, SM&R receives from each Portfolio an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth (1/12th) of the annual rate of 0.25%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreements from each Portfolio as follows:

	Administrative Service Fees for the Year ended December 31, 2005	Administrative Service Fees for the Year ended December 31, 2004	Administrative Service Fees for the Year ended December 31, 2003
Growth Portfolio	$45,657	$43,154	$35,738
Equity Income Portfolio	$56,695	$54,104	$45,320
Balanced Portfolio	$35,024	$31,670	$25,236
Money Market Portfolio	$82,341	$69,375	$48,714

For the periods indicated, the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio paid SM&R administrative service fees as follows:

	Administrative Service Fees for the Year ended December 31, 2005	Administrative Service Fees for the Year ended December 31, 2004	Administrative Service Fees for the Year ended December 31, 2003
Government Bond Portfolio	$30,261	$27,178	$25,407
Small-Cap/Mid-Cap Portfolio	$7,860	$6,851	$3,487
High Yield Bond Portfolio	$69,626	$64,678	$55,985
International Stock Portfolio	$12,888	$10,221	$7,507

Expenses Borne by the Portfolios

The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

SM&R has agreed in its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, Government Bond Portfolio, High Yield Bond Portfolio, Small-Cap/Mid-Cap Portfolio and International Stock Portfolio to pay (or to reimburse these Portfolios for) each Portfolio's regular operating expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.50% per year of each Portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse for) the Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets.

SM&R intends to voluntarily reimburse the Government Bond Portfolio for expenses in excess of 0.35%; the Money Market Portfolio for expenses in excess of 0.56%; the High Yield Bond Portfolio for expenses in excess of 0.80%; the Growth Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.81%; the Equity Income Portfolio for expenses in excess of 0.79%; the International Stock Portfolio for expenses in excess of 1.10%; and the Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.12%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.

For the years ended December 2005, 2004, and 2003 expense reimbursements made to each Portfolio were: Growth Portfolio $15,629, $4,622, and $9,019; Equity Income Portfolio $30,913, $17,349, and $19,061; Balanced Portfolio $27,359, $18,734, and $18,644; Money Market Portfolio $105,568, $76,972, and $62,085; Government Bond Portfolio $73,185, $59,714, and $58,690; Small-Cap/Mid-Cap Portfolio $64,705, $58,488, and $27,040; High Yield Bond Portfolio $36,697, $21,512, and $22,377; and International Stock Portfolio $18,075, $10,090, and $12,565.

In practice, American National reimburses SM&R for all Portfolio expenses that SM&R waives or reimburses.

Each daily charge for the fees is divided among each of the Portfolios in proportion to their net assets on that day.

SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

UNDERWRITER

SM&R serves as the principal underwriter of the Fund's shares and continuously offers and sells the shares to insurance company separate accounts. SM&R does not receive any additional compensation for its services as an underwriter.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Following is a discussion of additional information regarding the portfolio managers of the Fund's portfolios. These individuals are primarily responsible for the day-to-day management of the Fund's portfolios. All information in this section is provided as of December 31, 2005. The Fund's Prospectus identifies the portfolio manager of each Fund portfolio and provides a description of each portfolio manager's business experience during the past five years.

Other Accounts Managed

The following table shows information regarding other accounts managed by the Fund's portfolio managers. Such other accounts consist solely of portfolios of SM&R Investments, Inc., another registered investment company advised by SM&R.

Portfolio Manager	Number of Other Accounts (Portfolios of SM&R Investments, Inc.)	Total Assets in Accounts
Andrew R. Duncan	3	$248,197,155
Anne M. LeMire	4	$128,197,463
Edward R. Moore	0	—

None of such other accounts carries an advisory fee that is based on the performance of the account.

Conflicts of Interest

As reflected in the table above, Andrew R. Duncan and Anne M. LeMire also are responsible for the day-to-day management of certain portfolios of SM&R Investments, Inc. Portfolio managers make investment decisions for the portfolios they manage based on the investment objectives, policies, practices and other considerations that they believe are relevant to each portfolio. As a result, a portfolio manager may purchase or sell a particular security for one portfolio, but not for another. SM&R, the investment adviser for the Fund and for SM&R Investments, Inc., has adopted brokerage and trade allocation policies and procedures to address potential conflicts of interest that may arise when two or more portfolios participate in investment decisions involving the same securities. Such policies and procedures have been designed with the goal of ensuring that no portfolio is favored at the expense of another. Please see "Portfolio Transactions and Brokerage Allocation" on page 63 of this Statement of Additional Information. In addition, as discussed below in "Compensation of Portfolio Managers," SM&R determines each portfolio manager's compensation in the same manner with respect to all portfolios managed by him or her, with the goal of encouraging each portfolio manager to focus his or her attention appropriately on all the portfolios under his or her management.

Compensation of Portfolio Managers

Andrew R. Duncan and Anne M. LeMire are each paid a base salary by SM&R for all portfolios that they manage for both the Fund and SM&R Investments, Inc. Such base salary is determined by annual evaluations of each manager's effectiveness, knowledge, experience, accountability, problem solving, planning and organizational skills, and interpersonal skills. The base salary is a fixed amount that may change as a result of annual evaluations.

In addition to base salary, Mr. Duncan and Ms. LeMire are eligible for annual performance bonuses. Such bonuses are based on the annual performance of their portfolios relative to the annual performance of each portfolio's respective Lipper or Morgan Stanley benchmark index, as identified in the Prospectus. Performance is measured on a pre-tax basis. The increase or decrease in a portfolio's assets due to the purchase or sale of portfolio shares by shareholders is not a factor in computation of performance bonuses. Payment of performance bonuses must be approved by the SM&R Board of Directors.

Mr. Duncan and Ms. LeMire are also eligible for the standard retirement and health benefits available to all SM&R employees.

Edward R. Moore receives compensation from SM&R based solely on a fixed percentage of average daily net assets of the Fund's Small-Cap/Mid-Cap Portfolio.

The portfolio managers do not receive any additional compensation from SM&R, the Fund, or SM&R Investments, Inc.

Ownership of Fund Securities

None of the portfolio managers has any beneficial ownership in the securities of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

SM&R, which supervises each Portfolio's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

SM&R is responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. The Fund may not engage in any transactions in which SM&R or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Portfolio in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Portfolio to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

Whenever the primary considerations of best price and best execution are met to the satisfaction of SM&R, the brokers and dealers selected may include those who provide supplementary statistical and research services. Such research services may include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Portfolios. While SM&R is able to fulfill its obligation to each Portfolio without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R may also use such information when rendering investment advisory services to SM&R Investments, Inc., and to American National and its other accounts.

SM&R will authorize each Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

For the years ended December 31, 2005, 2004, and 2003, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Fund of $58,331, $20,668, and $34,183, respectively. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Fund or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Fund or SM&R.

The Fund and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, each fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Portfolio. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Portfolios, while in other cases these practices could produce better executions.

FUND SHARES

Capital Stock

The authorized Capital Stock of the Fund consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into eight portfolios: Growth

Portfolio Capital Stock (115,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); Equity Income Portfolio Capital Stock (120,000,000 shares), Government Bond Portfolio Capital Stock (30,000,000 shares), Small-Cap/Mid-Cap Portfolio Capital Stock (30,000,000 shares), High Yield Bond Portfolio Capital Stock (40,000,000 shares), and the International Stock Portfolio Capital Stock (45,000,000 shares).

Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each of these Portfolios at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the Fund, were acquired for investment and can be disposed of only by redemption.

Effective May 1, 2000 four new portfolios were added to the Fund. SM&R purchased 400,000 shares of the Small-Cap/Mid-Cap Portfolio and 1,500,000 shares of the International Stock Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 2,000,000 shares of the Small-Cap/Mid-Cap Portfolio; 5,000,000 shares of the Government Bond Portfolio; 20,000,000 shares of the High Yield Bond Portfolio and 3,500,000 shares of the International Stock Portfolio at a purchase price of $1.00 per share. Such shares were acquired by SM&R and American National for investment and can be disposed of only by redemption.

Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Portfolios are large enough that such redemption will not have a material adverse effect upon investment performance. American National will vote its shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.

The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

All shares, when issued, will be fully paid and non-assessable, will have no conversion, exchange, preemptive, or other subscription rights, will be freely transferable and redeemable, and will have one vote and equal rights to share in dividends and assets. Cumulative voting is not authorized. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

Each share of capital stock represents an interest in the assets of a particular Portfolio and has no interest in the assets of any other Portfolio. Shares of a Portfolio are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Portfolio is entitled to an equal portion of all the assets of that Portfolio after all debts and expenses have been paid.

Voting Rights

The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see "Voting Rights" in the accompanying prospectuses for the Contracts.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing and Redeeming Shares

Shares of each Portfolio are sold only to the corresponding subaccount of the Separate Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by American National without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

The Portfolios' shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account's transactions are effected.

Determination of Net Asset Value

The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio. Expenses and fees of each Portfolio, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Portfolios are valued as of the close of trading on each day that the New York Stock Exchange is open for trading that is not an SM&R business holiday. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors (or their delegate) on a consistent basis.

The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Portfolio of its securities is not reasonably practicable or it is not reasonably practicable for a Portfolio to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Portfolio's security holders.

Money Market Portfolio

All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

Growth, Balanced, Equity Income, Government Bond, Small-Cap/Mid-Cap, International Stock and High Yield Bond Portfolios

The value of these Portfolios' securities is determined by one or more of the following methods:

The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, or on foreign securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

Over-The-Counter securities are valued at the bid prices.

Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on consistent basis.

TAX STATUS

Subchapter M

Each Portfolio is a separate entity for federal income tax purposes and each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Portfolio intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Portfolio will be required to pay federal income taxes.

In order to qualify as a regulated investment company, each Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Portfolio's investment business and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses.

Section 817(h)

Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National, and the Separate Accounts. The prospectus that describes the variable insurance policies issued through the Separate Accounts provides additional discussion of the taxation of the Separate Accounts and of the owner of the variable insurance policy.

In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Separate Accounts. These requirements, which are in addition to the diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

The preceding is a brief summary of some of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

CUSTODIAN

The cash and securities of the Fund are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

SM&R has entered into a sub-custodial agreement with Moody National Bank effective August 1, 1995. Under the sub-custodian agreement, the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, is the transfer agent and dividend paying agent for the Fund and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)

COUNSEL AND AUDITORS

The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Fund's independent registered public accounting firm and performs annual audits of the Fund's financial statements.

FINANCIAL STATEMENTS

The Fund's Annual Report to Shareholders for the fiscal year ending December 31, 2005 is a separate document supplied with this SAI. The schedules of investments, financial highlights, financial statements and accompanying notes, and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

PERFORMANCE AND ADVERTISING DATA

A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Each Portfolio's performance may be quoted in advertising in terms of yield or total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges has on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

An investor should keep in mind when reviewing performance that past performance of a Portfolio is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

Money Market Portfolio—Yield

The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Portfolio will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the quotient obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

The Money Market Portfolio's effective yield for a specified seven-calendar-day period is computed by

(1)  determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period,

(2)  subtracting a hypothetical charge reflecting deductions from shareholder accounts;

(3)  dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/356/7/] – 1. The resulting yield figure is carried to the nearest hundredth of one percent.

The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type of investments in the Money Market Portfolio's portfolio. Neither principal nor interest is insured or guaranteed.

Non-Money Market Portfolios—Yield

For the 30-day period ended March 31, 2006, the standardized yield for the Government Bond Portfolio is 4.02% and High Yield Bond Portfolio is 5.97%. Standardized yield for these Portfolios is computed by dividing the Portfolio's investment income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's maximum offering price per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. These yields do not reflect any voluntary fee waivers made by the Portfolio's Adviser. The 30-day yield figure is calculated for each class of each Portfolio according to a formula prescribed by the SEC. The formula can be expressed as follows:

Where:

a  =  dividends and interest earned during the period.

b  =  expenses accrued for the period (net of reimbursement).

c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or permium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's portfolio, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite result can be expected to occur.

Yield information is useful in reviewing the performance of a Portfolio, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Portfolio should remember that yield is a function of the kind and quality of the instruments in the Portfolio's portfolio, portfolio maturity, operating expenses and market conditions.

Total Return

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares.

Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Portfolio's return, investors should recognize that such returns are not the same as actual year-by-year results.

The average annual total returns for the Portfolios for the periods ended December 31, 2005 are:

	Past One Year	Past 5 Years	Past 10 Years
Growth Portfolio	3.13%	(3.08)%	4.91%
Equity Income Portfolio	2.28%	1.10%	8.74%
Balanced Portfolio	0.46%	2.65%	7.13%
Money Market Portfolio	2.61%	1.59%	3.16%
	Past One Year	Past 5 Years	Date Operations Commenced on May 1, 2000
Government Bond Portfolio	2.28%	4.27%	5.22%
Small-Cap/Mid-Cap Portfolio	3.85%	(16.37)%	(20.62)%
High Yield Bond Portfolio	(2.35)%	4.76%	4.36%
International Stock Portfolio	6.64%	0.64%	(3.22)%

The average annual total return figures for the Portfolios are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

Where

P  =  a hypothetical initial payment of $1,000;

T  =  average annual total return;

n  =  number of years; and

ERV  =  Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

Yield and total return figures are based on historical earnings and are not intended to indicate future performances. A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)          1.a.                            Registrant’s Amended and Restated Articles of Incorporation are incorporated by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.a.                            Registrant’s Articles Supplementary dated March 8, 2000 are incorporated by reference to Exhibit (a)2.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.b.                             Registrant’s Articles Supplementary dated April 14, 2000 are incorporated by reference to Exhibit (a)2.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.c                                 Registrant’s Articles Supplementary dated February 21, 2003 are incorporated by reference to Exhibit (a)2.c. to Post-Effective Amendment No. 16 to this Form N-1A Registration Statement.

(b)   See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s By-Laws.

(c)   See Exhibit 4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant’s stock certificate.

(d)   1. See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s Investment Advisory Agreement.

2. Registrant’s Investment Advisory Agreement on behalf of the Government Bond Portfolio is incorporated by Reference to Exhibit (d)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

3. Registrant’s Investment Advisory Agreement on behalf of the High Yield Bond Portfolio is incorporated by reference to Exhibit (d)3. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

4. Registrant’s Investment Advisory Agreement on behalf of the International Stock Portfolio is incorporated by reference to Exhibit (d)4. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

5. Registrant’s Investment Advisory Agreement on behalf of the Small-Cap/Mid-Cap Portfolio is incorporated by reference to Exhibit (d)5. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(e)   See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

(f)    None.

(g)   See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s current Custodian Agreement and Sub-Custodian Agreement.

(h)   None.

(i)    Exhibit i to Form N-1A, for the consent and opinion of Registrant’s counsel, Greer, Herz & Adams, L.L.P. is filed herewith.

(j)    1. Exhibit j to Form N-1A, for the consent of independent registered public accounting firm, Tait, Weller & Baker LLP is filed herewith.

2. Power of Attorney is incorporated herein by reference to Exhibit (j)2. to Post-Effective Amendment No. 20 to this Form N-1A Registration Statement.

(k)   Financial Data Schedules are incorporated by reference as filed with form N-SAR-B on 02/28/06.

(l)    1. See Exhibit 13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

2.  Stock purchase letters for the new portfolios added effective May 1, 2000 are incorporated by reference to Exhibit (l)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(m)  None.

(n)   None.

(o)   Not Applicable.

(p)         1.a.                            Registrant’s Revised Code of Ethics is incorporated herein by reference to Exhibit (p)1.a. to Post-Effective Amendment No. 20 to this Form N-1A Registration Statement.

1.b.                             Registrant’s Codes of Ethics for Senior Officers is incorporated herein by reference to Exhibit (p)1.b. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

All persons under common control with the Registrant are shown on the list as Exhibit for Item 24.

ITEM 25. INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to Section 3.15 of the Registrant’s By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.

Registrant, together with SM&R Investments, Inc. (“SMRI”), has purchased a directors’ and officers’ liability policy. At a Joint Boards of Directors’ Meeting of Registrant and the SMRI fund held on May 26, 2005, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1401 H Street, NW, Washington, DC 20005. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insured, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible, and $100,000 company coverage for each unrealized liability, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 2005-2006 for the American National Investment Accounts, Inc. is $47,924.

Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. (“SM&R’) have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. (“SM&R”) serves as investment adviser  to Registrant, and the SM&R Investments, Inc. See “Investment Adviser” in Part A and “Investment Advisory and Other Services” in Part B.

R. EUGENE LUCAS

Director and Member of the Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Advisory Director of American National Insurance Company; Director of ANREM Corporation, Director of ANH 20, Inc., all located at One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, Gal-Tenn Hotel Corporation, Gal-Tex Management Company, Gal-Tex Woodstock, Inc., LHH Hospitality, Inc., Gal-Tex Hospitality Corporation, Gal-Tex Management Hospitality Corporation, 1859-Beverage Company, all located at 504 Moody National Bank Tower, Galveston, Texas; Director of Colonel Museum, Inc., 1 Hope Boulevard, Galveston, Texas.

G. RICHARD FERDINANDSTEN

Director and Member of Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board and President, American National Life Insurance Company of Texas; Director and Vice President; Chairman of the Board and President, American National Life Holdings, Inc.; Director and President, American National Financial Corporation; Director, President and Chief Executive Officer, Alternative Benefit Management, Inc.; Director and President, ANMEX International, Inc. and ANMEX International Services, Inc.; Chairman of the Managers and President TMNY Investments, LLC, all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas; Director and Vice Chairman of the Board, American National Property and Casualty Company and Pacific Property and Casualty Company; Underwriter, American National Lloyds Insurance Company; Director and Chairman of the Board, ANPAC Louisiana Insurance Company; President and Chief Operating Officer, American National Property and Casualty Holding Company, LLC; Director and Vice Chairman of the Board, American National General Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri; Director, Chairman of the Board and Chief Executive Officer, Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director and Vice Chairman of the Board, Garden State Life Insurance Company, 2450 South Shore Boulevard, League Ciy, Texas; Director and Vice Chairman of the Board, Farm Family Holdings, Inc., Farm Family Casualty Insurance Company, Farm Family Life Insuance Company and United Farm Family Insurance Company; all located at #344 Route 9W, Glenmont, New York; Chairman of the Board and Director, American National Reinsurance Company, P.O. Box 556, Main Street, Charlestown, Nevis, British Virgin Island (BVI); Director, Servicios de Administracion American National, S.A. de C.V., American National Promotora de Ventas, S.A. de C.V. and American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., Escobedo 201, Sur Central, Monterrey, N.L., Mexico, CP.

MICHAEL W. MCCROSKEY

Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the Fund; President and Director of the SM&R Investments, Inc. all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President and Treasurer, American National; Assistant Secretary of American National Life Insurance Company of Texas; President and Director, ANREM Corporation; Director and President, ANTAC Corporation; Director; Vice President and Director of Eagle 99, Inc.; President and Director of ANH 20, Inc., all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Vice President, Garden State Life Insurance Company, 2450 South Shore , League City, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri; Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, NY.

GORDON D. DIXON

Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Assistant Portfolio Manager of the Fund’s American National Government Bond and High Yield, Money Market, Growth, Equity Income, Balanced, and International Stock Portfolios; Assistant Portfolio Manager for the SM&R Investments, Inc.’s SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Primary Fund, SM&R Tax Free Fund and SM&R Money Market Fund, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Stocks of American National Insurance Company, One Moody

Plaza, Galveston, Texas; Director and President, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas; Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, NY.

DAVID A. BEHRENS

Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.

RONALD C. PRICE

Vice President of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Chief Life Marketing Officer, Multiple Line Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Former Senior Vice President of Sales for Quester IT, West Des Moines, IA; Former President and Vice President of Berthel, Fisher & company Financial Services, Inc., Marlon, IA.

ANDREW R. DUNCAN

Vice President, Head of Mutual Funds, of SM&R, Portfolio Manager of Registrant and SMRI, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ANNE M. LEMIRE

Vice President, Head of Fixed Income, of SM&R, Portfolio Manager of Registrant and SMRI, 2450 South Shore Boulevard, Suite 400, League City, Texas.

JOHN S. MAIDLOW

Vice President, Head of Portfolio Management, of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

T. BRETT HARRINGTON

Vice President of SM&R; formerly Assistant Vice President and West Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY

Vice President and Treasurer of SM&R; Vice President and Treasurer of the SM&R Investments, Inc.; Treasurer and director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON

Vice President and Secretary of SM&R and the SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

STEVEN D. GEIB

Controller of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.      PRINCIPAL UNDERWRITERS.

(a)                 Securities Management and Research, Inc.

(b)

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	FUND

R. Eugene Lucas	Director, member of the Executive Committee	None
2302 Post Office, Galveston, TX 77551

G. Richard Ferdinandtsen	Director, member of the Executive Committee	None
One Moody Plaza, Galveston, TX 77550

Michael W. McCroskey	Director, President, Chief Executive Officer,	Director, President, Chief Executive
2450 South Shore Blvd., Suite 400,	member of the Executive Committee	Officer
League City, TX 77573

Gordon D. Dixon	Director, Senior Vice President, Chief	Assistant Portfolio Manager
2450 South Shore Blvd., Suite 400,	Investment Officer, member of the Executive
League City, TX 77573	Committee

David A. Behrens	Director	None
One Moody Plaza, Galveston, TX 77550

Ronald C. Price	Vice President	None
One Moody Plaza, Galveston, TX 77550

Andrew R. Duncan	Vice President, Head of Mutual Funds	Portfolio Manager
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Anne M. LeMire	Vice President, Head of Fixed Income	Portfolio Manager
2450 South Shore Blvd., Suite 400,
League City, TX 77573

John S. Maidlow	Vice President, Head of Portfolio	None
2450 South Shore Blvd., Suite 400,	Management
League City, TX 77573

T. Brett Harrington	Vice President	None
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Brenda T. Koelemay	Vice President and Treasurer	Vice President and Treasurer
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Teresa Axelson	Vice President and Secretary	Vice President and Treasurer
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Steven D. Geib	Controller	None
2450 South Shore Blvd., Suite 400,
League City, TX 77573

(c)           Not Applicable.

ITEM 28.                LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 20 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 20 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of League City and State of Texas, on the 26th day of April, 2006.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

By:	/s/ MICHAEL W. McCROSKEY
Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 20 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER	PRINCIPAL ACCOUNTING OFFICER:

/s/ MICHAEL W. McCROSKEY	/s/ BRENDA T. KOELEMAY

Michael W. McCroskey, President	Brenda T. Koelemay, Treasurer
Date: April 26, 2006	Date: April 26, 2006

DIRECTORS

/s/ FLORENTINO F. GONZALEZ	/s/ EDWIN K. NOLAN
Florentino F. Gonzalez	*Edwin K. Nolan
By: Michael W. McCroskey	By: Michael W. McCroskey

Date: April 26, 2006	Date: April 26, 2006

/s/ ROBERT B. SHATTUCK, JR.
*Robert V. Shattuck, Jr.
By: Michael W. McCroskey

Date: April 26, 2006

/s/ LEA MCLEOD MATTHEWS	/s/ DONALD P. STEVENS
*Lea McLeod Matthews	*Donald P. Stevens
By: Michael W. McCroskey	By: Michael W. McCroskey

Date: April 26, 2006	Date: April 26, 2006

/s/ MICHAEL W. MCCROSKEY	/s/ STEVEN H. STUBBS
*Michael W. McCroskey	*Steven H. Stubbs
By: Michael W. McCroskey

Date: April 26, 2006	Date: April 26, 2006

/s/ ANN MCLEOD MOODY	/s/ JAMIE G. WILLIAMS
*Ann McLeod Moody	*Jamie G. Williams
By: Michael W. McCroskey	By: Michael W. McCroskey

Date: April 26, 2006	Date: April 26, 2006

*Pursuant to a Power of Attorney executed by the Board of Directors dated February 16, 2006, attached as Exhibit (j)2 to Post-Effective Amendment No. 20.

EXHIBIT INDEX

TO

POST-EFFECTIVE AMENDMENT NO. 20

UNDER THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 20

UNDER THE INVESTMENT COMPANY ACT OF 1940

FOR

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

(“Registrant”)

PART C ITEM AND CAPTION

Item 23.

99.B(i)	Registrant’s Legal Counsel Consent and Opinion

99.B(j) 1.	Registrant’s Independent Registered Public Accounting Firm’s Consent

99.B(j) 2.	Registrant’s Power of Attorney

99.B(p) 1.a.	Registrant’s Revised Code of Ethics

99.B24	Registrant’s Control List.